                                             Registration Statement No. 33-35783
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 7

                                  TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                              -------------------


                       NATIONWIDE VLI SEPARATE ACCOUNT-2
                             (EXACT NAME OF TRUST)


                              -------------------


                       NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                              GORDON E. MCCUTCHAN
                                   SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43216
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                              -------------------


This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

It is proposed that this filing will become effective (check appropriate box).

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 1997 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485


The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1996, on February 25, 1997

================================================================================


                                    1 of 107

                       CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                                 CAPTION IN PROSPECTUS
-----------                                                 ---------------------
  1.........................................................Nationwide Life Insurance Company
                                                            The Variable Account
  2.........................................................Nationwide Life Insurance Company
  3.........................................................Custodian of Assets
  4.........................................................Distribution of The Policies
  5.........................................................The Variable Account
  6.........................................................Not Applicable
  7.........................................................Not Applicable
  8.........................................................Not Applicable
  9.........................................................Legal Proceedings
10..........................................................Information About The Policies;
                                                            How The Cash Value Varies;
                                                            Right to Exchange for a Fixed Benefit
                                                            Policy; Reinstatement; Other Policy
                                                            Provisions
11..........................................................Investments of The Variable
                                                            Account
12..........................................................The Variable Account
13..........................................................Policy Charges
                                                            Reinstatement
14..........................................................Underwriting and Issuance -
                                                            Premium Payments Minimum
                                                            Requirements for Issuance of a Policy
15..........................................................Investments of the Variable
                                                            Account; Premium Payments
16..........................................................Underwriting and Issuance -
                                                            Allocation of Cash Value
17..........................................................Surrendering The Policy for Cash
18..........................................................Reinvestment
19..........................................................Not Applicable
20..........................................................Not Applicable
21..........................................................Policy Loans
22..........................................................Not Applicable
23..........................................................Not Applicable
24..........................................................Not Applicable
25..........................................................Nationwide Life Insurance Company
26..........................................................Not Applicable
27..........................................................Nationwide Life Insurance Company
28..........................................................Company Management
29..........................................................Company Management
30..........................................................Not Applicable
31..........................................................Not Applicable
32..........................................................Not Applicable
33..........................................................Not Applicable
34..........................................................Not Applicable
35..........................................................Nationwide Life Insurance Company
36..........................................................Not Applicable
37..........................................................Not Applicable
38..........................................................Distribution of The Policies
39..........................................................Distribution of The Policies
40..........................................................Not Applicable
41(a).......................................................Distribution of The Policies
42..........................................................Not Applicable
43..........................................................Not Applicable
44..........................................................How The Cash Value Varies
45..........................................................Not Applicable

N-8B-2 ITEM                                                 CAPTION IN PROSPECTUS
-----------                                                 ---------------------
46..........................................................How The Cash Value Varies
47..........................................................Not Applicable
48..........................................................Custodian of Assets
49..........................................................Not Applicable
50..........................................................Not Applicable
51..........................................................Summary of The Policies; Information
                                                            About The Policies
52..........................................................Substitution of Securities
53..........................................................Taxation of The Company
54..........................................................Not Applicable
55..........................................................Not Applicable
56..........................................................Not Applicable
57..........................................................Not Applicable
58..........................................................Not Applicable
59..........................................................Financial Statements

                     NATIONWIDE LIFE INSURANCE COMPANY P.O.
                                   Box 182150
                           Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

               MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                  ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                 THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT-2

The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account-2 (the "Variable Account") or the Fixed Account to which Cash Values are allocated.

The Policies described in this prospectus, meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policies are designed to generally require the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five or more annual Guideline Level Premiums under death benefit Option 2.

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the sub-accounts of the Variable Account and the Fixed Account. The assets of each sub-account will be used to purchase, at net asset value, shares of a designated mutual fund of the following series of the underlying variable account Mutual Fund options:


     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:                        NEUBERGER & BERMAN ADVISERS
        -American Century VP Balanced                                   MANAGEMENT TRUST:
        -American Century VP Capital                                      -Growth Portfolio
         Appreciation                                                     -Limited Maturity Bond Portfolio
     FIDELITY VARIABLE INSURANCE PRODUCTS FUND:                         OPPENHEIMER VARIABLE ACCOUNT FUNDS:
        -Equity Income Portfolio                                          -Bond Fund
        -Growth Portfolio                                                 -Multiple Strategies Fund
        -High Income Portfolio*                                        STRONG SPECIAL FUND II, INC.
        -Overseas Portfolio                                            STRONG VARIABLE INSURANCE FUNDS, INC.:
     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:                        -Discovery Fund II, Inc.
        -Asset Manager Portfolio                                       VAN ECK WORLDWIDE INSURANCE TRUST:
     NATIONWIDE SEPARATE ACCOUNT TRUST:                                   -Worldwide Bond Fund
        -Capital Appreciation Fund                                        -Worldwide Hard Assets Fund
        -Government Bond Fund
        -Money Market Fund
        -Total Return Fund


*The High Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.

Nationwide Life Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force.

This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option." INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.


                   The date of this Prospectus is May 1, 1997

                               GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

GUIDELINE SINGLE PREMIUM- The amount of single premium calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.


HOME OFFICE- The main office of the Company located in Columbus, Ohio.


INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MINIMUM PREMIUM- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount that must be paid during the first five Policy Years to continue the Policy in force.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.

NET ASSET VALUE- The worth of one share at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the Owner. In the State of New York, the variable life insurance Policies offered by the Company are offered as "Certificates" for "Certificate Owners" under a group contract rather than individual Policies. The provisions of both these Certificates and the Policies are essentially the same and references to the provisions of Policies and rights of Policy Owners in this prospectus include Certificates and Certificate Owners.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page. It is used to calculate the initial Specified Amount.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.

UNDERLYING MUTUAL FUNDS- The Underlying Mutual Funds which correspond to the sub-accounts of the Variable Account.

UNSCHEDULED PREMIUM- Additional premium payments which may be allowed under certain conditions

VALUATION DATE- Each day the New York Stock Exchange and the Company's home office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

VALUATION PERIOD- A period commencing with the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- A separate investment account of Nationwide Life Insurance Company.

                               TABLE OF CONTENTS


GLOSSARY OF TERMS.....................................................................................................3
SUMMARY OF THE POLICIES...............................................................................................7
         Variable Life Insurance......................................................................................7
         The Variable Account and its Sub-Accounts....................................................................7
         The Fixed Account............................................................................................7
         Deductions and Charges.......................................................................................7
         Premiums....................................................................................................10
NATIONWIDE LIFE INSURANCE COMPANY....................................................................................10
THE VARIABLE ACCOUNT.................................................................................................10
         Investments of the Variable Account.........................................................................11
         American Century Variable Portfolios, Inc., member of the American CenturySM Investments....................11
         Fidelity Variable Insurance Products Fund...................................................................12
         Fidelity Variable Insurance Products Fund II................................................................13
         Nationwide Separate Account Trust...........................................................................13
         Neuberger & Berman Advisers Management Trust................................................................13
         Oppenheimer Variable Account Funds..........................................................................14
         Strong Special Fund II, Inc.................................................................................14
         Strong Variable Insurance Funds, Inc........................................................................14
         Van Eck Worldwide Insurance Trust (Formerly Van Eck Investment Trust).......................................14
         Reinvestment................................................................................................15
         Transfers...................................................................................................15
         Dollar Cost Averaging.......................................................................................15
         Substitution of Securities..................................................................................16
         Voting Rights...............................................................................................16
INFORMATION ABOUT THE POLICIES.......................................................................................16
         Underwriting and Issuance...................................................................................16
         -Minimum Requirements for Issuance of a Policy..............................................................16
         -Premium Payments...........................................................................................17
         Allocation of Cash Value....................................................................................17
         Short-Term Right to Cancel Policy...........................................................................17
POLICY CHARGES.......................................................................................................17
         Deductions from Premiums....................................................................................17
         Surrender Charges...........................................................................................18
         -Reductions to Surrender Charges............................................................................18
         Deductions from Cash Value..................................................................................18
         -Monthly Cost of Insurance..................................................................................19
         -Monthly Administrative Charge..............................................................................19
         Deductions from the Sub-Accounts............................................................................19
HOW THE CASH VALUE VARIES............................................................................................20
         How the Investment Experience is Determined.................................................................20
         Net Investment Factor.......................................................................................20
         Valuation of Assets.........................................................................................20
         Determining the Cash Value..................................................................................20
         Valuation Periods and Valuation Dates.......................................................................21
SURRENDERING THE POLICY FOR CASH.....................................................................................21
         Right to Surrender..........................................................................................21
         Cash Surrender Value........................................................................................21
         Partial Surrenders..........................................................................................21
         Maturity Proceeds...........................................................................................21
         Income Tax Withholding......................................................................................21
POLICY LOANS.........................................................................................................22
         Taking a Policy Loan........................................................................................22
         Effect on Investment Performance............................................................................22
         Interest....................................................................................................22
         Effect on Death Benefit and Cash Value......................................................................22
         Repayment...................................................................................................23
HOW THE DEATH BENEFIT VARIES.........................................................................................23
         Calculation of the Death Benefit............................................................................23
         Proceeds Payable on Death...................................................................................24
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY.........................................................................24

CHANGES OF INVESTMENT POLICY.........................................................................................24
GRACE PERIOD.........................................................................................................25
         -First Five Policy Years....................................................................................25
         -Policy Years Six and After.................................................................................25
         -All Policy Years...........................................................................................25
REINSTATEMENT........................................................................................................25
THE FIXED ACCOUNT OPTION.............................................................................................25
CHANGES IN EXISTING INSURANCE COVERAGE...............................................................................26
         Specified Amount Increases..................................................................................26
         Specified Amount Decreases..................................................................................26
         Changes in the Death Benefit Option.........................................................................26
OTHER POLICY PROVISIONS..............................................................................................27
         Policy Owner................................................................................................27
         Beneficiary.................................................................................................27
         Assignment..................................................................................................27
         Incontestability............................................................................................27
         Error in Age or Sex.........................................................................................27
         Suicide.....................................................................................................27
         Nonparticipating Policies...................................................................................28
LEGAL CONSIDERATIONS.................................................................................................28
DISTRIBUTION OF THE POLICIES.........................................................................................28
CUSTODIAN OF ASSETS..................................................................................................28
TAX MATTERS..........................................................................................................28
         Policy Proceeds.............................................................................................28
         -Federal Estate and Generation-Skipping Transfer Taxes......................................................29
         -Non-Resident Aliens........................................................................................29
         Taxation of the Company.....................................................................................30
         Tax Changes.................................................................................................30
THE COMPANY..........................................................................................................31
COMPANY MANAGEMENT...................................................................................................31
         Directors of the Company....................................................................................31
         Executive Officers of the Company...........................................................................32
OTHER CONTRACTS ISSUED BY THE COMPANY................................................................................33
STATE REGULATION.....................................................................................................33
REPORTS TO POLICY OWNERS.............................................................................................33
ADVERTISING..........................................................................................................33
LEGAL PROCEEDINGS....................................................................................................33
EXPERTS..............................................................................................................34
REGISTRATION STATEMENT...............................................................................................34
LEGAL OPINIONS.......................................................................................................34
APPENDIX 1...........................................................................................................35
APPENDIX 2...........................................................................................................36
FINANCIAL STATEMENTS.................................................................................................53


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                            SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by Nationwide Life Insurance Company (the "Company") are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Owner of the Policy pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account sub-accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2.

The Policies are designed to avoid classification as modified endowment contracts under Section 7702A of the Internal Revenue Code (the "Code"), which provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions in the same way as annuities are taxed. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS

The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner selects the sub-accounts of the Variable Account or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a sub-account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy. Assets of each sub-account are invested at net asset value in shares of a corresponding Underlying Mutual Fund option. For a description of the Underlying Mutual Fund option and its investment objectives, see the "Investments of the Variable Account" located in this prospectus.

THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES

The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales loading at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance; plus

       2. monthly cost of any additional benefits provided by riders to the Policy; plus

       3. a current administrative expense charge of $5. This charge may be increased at the sole discretion of the Company but may not exceed $7.50.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equal on an annual basis to 0.80% of the Variable Account assets.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

        Issue            Male               Female              Male             Female
         Age          Non-Tobacco         Non-Tobacco         Standard          Standard
          25            $5.878              $5.537             $6.680            $5.945
          35             7.260               6.712              8.559             7.373
          45            11.159              10.160             13.244            11.151
          55            15.275              13.375             18.373            14.686
          65            23.821              20.553             27.943            22.165

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund, for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:


---------------------------------------------------------------------------------------------------------
                                               Management                                   Total
                                                  Fees              Other Expenses         Expenses
---------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -     1.00%                  0.00%               1.00%
American Century VP Balanced
---------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -     1.00%                  0.00%               1.00%
American  Century VP Capital Appreciation
---------------------------------------------------------------------------------------------------------
Fidelity VIP-Equity-Income Portfolio             0.51%                  0.07%               0.58%
---------------------------------------------------------------------------------------------------------
Fidelity VIP-Growth Portfolio                    0.61%                  0.08%               0.69%
---------------------------------------------------------------------------------------------------------
Fidelity VIP-High Income Portfolio               0.59%                  0.12%               0.71%
---------------------------------------------------------------------------------------------------------
Fidelity VIP-Overseas Portfolio                  0.76%                  0.17%               0.93%
---------------------------------------------------------------------------------------------------------
Fidelity VIP II-Asset Manager Portfolio          0.64%                  0.10%               0.74%
---------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation Fund                   0.50%                  0.02%               0.52%
---------------------------------------------------------------------------------------------------------
NSAT-Government Bond Fund                        0.50%                  0.01%               0.51%
---------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund                           0.50%                  0.03%               0.53%
---------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund                           0.50%                  0.02%               0.52%
---------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers                      0.83%                  0.09%               0.92%
Management Trust-Growth Portfolio
---------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management           0.65%                  0.13%               0.78%
Trust-Limited Maturity Bond Portfolio
---------------------------------------------------------------------------------------------------------
Oppenheimer-Bond Fund                            0.74%                  0.04%               0.78%
---------------------------------------------------------------------------------------------------------
Oppenheimer-Multiple Strategies                  0.73%                  0.04%               0.77%
---------------------------------------------------------------------------------------------------------
Strong Discovery Fund II, Inc.                   1.00%                  0.22%               1.22%
---------------------------------------------------------------------------------------------------------
Strong Special Fund II, Inc.                     1.00%                  0.17%               1.17%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                               Management                                   Total
                                                  Fees              Other Expenses         Expenses
---------------------------------------------------------------------------------------------------------
Van Eck-Worldwide Bond Fund                      1.00%                  0.08                1.08%
---------------------------------------------------------------------------------------------------------
Van Eck-Worldwide Hard Assets Fund               1.00%                  0.08%                  1.08%
---------------------------------------------------------------------------------------------------------



The Underlying Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12b-1 fees. The following Underlying Mutual Funds are subject to fee waivers and/or expense reimbursement arrangements:


------------------------------------------------------------------------------------------------------------
            FUND                                 EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund       In the event that aggregate expenses of the Fund exceed .40 of 1% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, the Fund may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund.

------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible   In the event that aggregate expenses of the Fund exceed .40 of 1% of the
Growth Fund                    value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, the Fund may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund.
------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -            The Adviser has voluntarily agreed subject to revision or termination to
Equity-Income Portfolio        reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.50%  imposed on October 9, 1986. Since the expense ratio is significantly below the  expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth     The Adviser has voluntarily agreed subject to revision or termination to
Portfolio                      reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.50% imposed on October 9, 1986. Since the expense ratio is significantly below the expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -            The Adviser has voluntarily agreed subject to revision or termination to
High-Income Portfolio          reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.00%  imposed on September 19, 1985. Since the expense ratio is significantly below the expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Overseas   The Adviser has voluntarily agreed subject to revision or termination to
Portfolio                      reimburse a fund if, and to the extent that, its aggregate operating expenses, including management fees, exceed a specified annual rate for the fund. The expense cap is: 1.50% imposed on January 28, 1986. Since the expense ratio is significantly below the expense cap there is no reimbursement and none anticipated during the current year. Since there is no reimbursement the discontinuance of the arrangement has no effect on total fund operating expenses.
------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -         The Management Fees, Other Expenses and Total Portfolio Operating Expenses
International Equity           are net of any fee waivers or expense reimbursements. Without such waivers or
Portfolio                      reimbursements, Management Fees would have equaled 1.00%, Other Expenses would have equaled 1.21% and total Portfolio  Operating  Expenses would have equaled  2.21%.  The Fund's  investment  adviser had undertaken to reduce or otherwise limit Total Portfolio Operating Expenses; there is no assurance that these undertakings will continue.
------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Small   The Management Fees, Other Expenses and Total Portfolio Operating Expenses
Company Growth Portfolio       are net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equaled .90%, Other Expenses would have equaled .60% and total Portfolio Operating Expenses would have equaled 1.50%.  The Fund's investment adviser had undertaken to reduce or otherwise limit Total Portfolio Operating Expenses; there is no assurance that these undertakings will continue.
------------------------------------------------------------------------------------------------------------

The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund was not independently verified by the Company.

PREMIUMS

The minimum Initial Premium for which a Policy may be issued is $2,000. A Policy may be issued to an insured up to age 75.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").

The Initial Premium is due on the Policy Date. It will be credited on the initial investment date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page.

Premiums, other than the Initial Premium may be made at any time while your Policy is in force subject to the limits described below. During the first five Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium in order for the Policy to continue in force. The Minimum Premium is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

The Company will send Scheduled Premium payment reminder notices to you. The Company will send them according to the premium mode shown on the Policy data page.

You may pay the Initial Premium to us at the Company's home office or to an authorized agent. All premiums after the first are payable at our home office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                       NATIONWIDE LIFE INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's home office is at One Nationwide Plaza, Columbus, Ohio 43216.

The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in all states, the District of Columbia, and Puerto Rico (for additional information, see "The Company").

                              THE VARIABLE ACCOUNT


Variable Account was established by a resolution of the Company's Board of Directors, on May 7,1987, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 serves as Trustee for the Trust. Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216 serves as principal underwriter for the Trust. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the Underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.

INVESTMENTS OF THE VARIABLE ACCOUNT

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Nationwide Separate Account Trust Money Market Fund sub-account. At the end of this period, the Cash Value in that sub-account will be transferred to the Variable Account sub-accounts based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy").

These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Fund options, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Additional Premium payments, upon acceptance, will be allocated to the Nationwide Separate Account Trust Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Funds is a registered investment company which receives investment advice from a registered investment adviser:


       1) American Century Variable Portfolios, Inc., managed by American Century Investment Management, Inc., an affiliate of American Century Companies, Inc.;


       2) Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;

       3) Fidelity Variable Insurance Products Fund II, managed by Fidelity Management & Research Company;


       4) The Nationwide Separate Account Trust, managed by Nationwide Advisory Services, Inc.;


       5) The Neuberger & Berman Advisers Management Trust, managed by Neuberger & Berman Management Incorporated;

       6) Oppenheimer Variable Account Funds, managed by Oppenheimer Management Corporation;

       7) Strong Special Fund II, Inc., managed by Strong Capital Management, Inc.;

       8) Strong Variable Insurance Funds, Inc. managed by Strong Capital Management, Inc.; and

       9)   Van Eck Worldwide Insurance Trust (Formerly  Van Eck
            Investment Trust), managed by Van Eck Associates Corporation.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund option below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., MEMBER OF THE AMERICAN CENTURYSM INVESTMENTS

American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.) was organized as a Maryland corporation in 1987 (formerly known as TCI Portfolios, Inc.). It is a diversified, open-end management company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the American Century(SM) Investments, the Fund is managed by American Century Investment Management, Inc.

-      AMERICAN CENTURY VP BALANCED


       Investment Objective: Capital growth and current income. The fund will seek to achieve its objective by maintaining approximately 60% of the assets of the fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities.

       A minimum of 25% of the fixed income portion of the fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.


-      AMERICAN CENTURY VP CAPITAL APPRECIATION


       Investment Objective: Capital growth. The fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the fund's investment manager, better than average potential for appreciation. The fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

       The fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.


       (Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc., refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming Contract Owners will receive cash from the Company.)


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

-      EQUITY-INCOME PORTFOLIO

       Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

-      GROWTH PORTFOLIO

       Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

-      HIGH INCOME PORTFOLIO

       Investment Objective: To obtain a high level of current income by investing primarily in high-risk, high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The Fund's manager will seek high current income normally by investing the Fund's assets as follows:


       - at least 65% in income-producing debt securities and preferred stocks, including convertible securities, zero coupon securities, and mortgage-backed and asset-backed securities;

       - up to 20% in common stocks and other equity securities when consistent with the Fund's primary objective or acquired as part of a unit combining fixed-income and equity securities.

Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Fund's may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Fund's prospectus.

-      OVERSEAS PORTFOLIO

       Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY  VARIABLE INSURANCE PRODUCTS FUND II

The Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. The fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management and Research Company (FMR) is the Fund's manager.

-      ASSET MANAGER PORTFOLIO

       Investment Objective: To seek to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

NATIONWIDE SEPARATE ACCOUNT TRUST


Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the four separate Funds listed below, each with its own investment objective. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable insurance policies or variable annuity Contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.


-      CAPITAL APPRECIATION FUND

       Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-      GOVERNMENT BOND FUND

       Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-      MONEY MARKET FUND

       Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-      TOTAL RETURN FUND

       Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

-      GROWTH PORTFOLIO

       Investment Objective: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

-      LIMITED MATURITY BOND PORTFOLIO

       Investment Objective: To provide the high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities. The Portfolio invests in securities which are at least investment grade and does not invest in junk bonds.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds is an open-ended, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. Oppenheimer Management Corporation is the Funds' Investment advisor.

-      OPPENHEIMER BOND FUND

       Investment Objective: Primarily to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

-      OPPENHEIMER MULTIPLE STRATEGIES FUND

       Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG SPECIAL FUND II, INC.

The Strong Special Fund II, Inc. ("Special Fund II") is a diversified, open-end management company commonly called a mutual fund. The Special
Fund II was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management, Inc. (the "Advisor") is the investment advisor to the fund.

       Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE FUNDS, INC.

       Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company commonly referred to as a mutual fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The Strong Discovery Fund II, Inc. ("Fund") is offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Fund.

-      DISCOVERY FUND II, INC.

       Investment Objective: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

VAN ECK WORLDWIDE INSURANCE TRUST (FORMERLY VAN ECK INVESTMENT TRUST)

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of the Trust are offered only to separate accounts of various insurance companies to fund benefits of variable insurance and annuity policies. The assets of the Trust are managed by Van Eck Associates Corporation.


-      WORLDWIDE HARD ASSETS FUND (FORMERLY GOLD AND NATURAL RESOURCES FUND)


       Investment Objective: To seek long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

-      WORLDWIDE BOND FUND (FORMERLY GLOBAL BOND FUND)

       Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities. The Fund does not invest in junk bonds.

REINVESTMENT

The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS

The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each sub-account will be determined as of the date the transfer request is received in the home office in good order. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.

The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.

Transfers among the sub-accounts may be made once per Valuation Date and may be made either in writing or, in states allowing such transfers, by telephone. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. The Company may withdraw the telephone exchange privilege upon 30 days written notice to Policy Owners.

Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging" below) may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

DOLLAR COST AVERAGING

The Policy Owner may direct the Company to automatically transfer from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account to any other sub-account within the Variable Account on a monthly basis. This service is intended to allow the Policy Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging, will result in a profit or protect against loss in a declining market. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less policy indebtedness, of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account will be processed monthly until either the value in the Money Market sub-account, Fixed Account, or the Limited Maturity Bond Portfolio sub-account is completely depleted or the Policy Owner instructs the Company in writing to cancel the monthly transfers.

The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Policy Owners however, any such discontinuation would not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

SUBSTITUTION OF SECURITIES

If shares of the above Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

VOTING RIGHTS

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the Underlying Mutual Funds in accordance with instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of shares in each sub-account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the net asset value of one share of that Underlying Mutual Fund.

The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication prior to such meeting.

The Company will vote Underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Fund options, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

-Minimum Requirements for Issuance of a Policy

The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2. At issue, the Policy Owner selects a Scheduled Premium level. This Scheduled Premium is used to determine the initial Specified Amount. The minimum Scheduled Premium is $2,000. Policies may be issued to Insureds with issue ages 75 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Company's home office. The effective date of insurance coverage and is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first 5 Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy data page.

Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy by such additional premiums (see "Tax Matters").

ALLOCATION OF CASH VALUE

At the time a Policy is issued, its Cash Value will be based on the Nationwide Separate Account Trust Money Market Fund sub-account value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account (for any Net Premiums allocated to a sub-account on the Application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Net Premiums not designated for the Fixed Account will be placed in the Nationwide Separate Account Trust Money Market Sub-Account. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Fund options specified by the Policy Owner are purchased at net asset value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

SHORT-TERM RIGHT TO CANCEL POLICY

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy.

                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales loading at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although such tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.

SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

        Issue                 Male                Female                Male                Female
         Age              Non-Tobacco          Non-Tobacco            Standard             Standard
         25                  $5.878               $5.537               $6.680               $5.945
         35                   7.260                6.712                8.559                7.373
         45                  11.159               10.160               13.244               11.151
         55                  15.275               13.375               18.373               14.686
         65                  23.821               20.553               27.943               22.165

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

           Issue               Charge per $1,000 of
            Age              Initial Specified Amount
            0-39                        $3.50
           40-59                        $5.00
           60-75                        $6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the company's general assets which may include profits, if any, from mortality and expense risk charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account or partial surrenders have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

-Reductions to Surrender Charges

The Surrender Charges are reduced in subsequent Policy Years in the following manner:

                                Surrender Charge                                     Surrender Charge
         Completed             as a % of Initial              Completed             as a % of Initial
       Policy Years            Surrender Charges            Policy Years            Surrender Charges
       ------------            -----------------            ------------            -----------------
             0                       100%                         5                         85%
             1                       100%                         6                         80%
             2                       100%                         7                         75%
             3                        95%                         8                         50%
             4                        90%                         9+                         0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by Riders; plus

       3.     monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Variable Account sub-account and the Fixed Account.

-Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on a simplified basis are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on a preferred basis are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas, guaranteed cost of insurance rates for Standard-Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rates for Policies issued on a simplified or preferred basis will not exceed the rates in the appropriate table. The cost of insurance rates per $1,000 of net amount at risk is less for Policies issued on a preferred basis as compared to a simplified basis.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a 'Simplified Issue' basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a Preferred basis.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $5 per month. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily Mortality and Expense Risk Charge from the assets of the sub-accounts of the Variable Account. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are born by the Company's general assets which may include profits, if any, from mortality and expense risk charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

                           HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value in each sub-account is converted to Accumulation Units of that sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a sub-account by the value of an Accumulation Unit for the sub-account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each sub-account was arbitrarily set initially at $10 when the mutual fund shares in that sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

The Net Investment Factor for any Valuation Period is determined by dividing
(a) by (b) and subtracting (c) from the result where:

(a)    is the net of:

       (1) the net asset value per share of the Underlying Mutual Fund held in the sub-account determined at the end of the current Valuation Period, plus

       (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the sub-account if the "ex-dividend" date occurs during the current Valuation Period.

(b)    is the net of:

       (1) the net asset value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus

       (2) the per share charge or credit, if any, for any taxes reserved for is the immediately preceding Valuation Period (see "Charge For Tax Provisions").

(c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily net asset value of the Variable Account.

For Underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

VALUATION OF ASSETS

Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CASH VALUE

The sum of the value of all Variable Account Accumulation Units attributable to the Policy and amounts credited to the Fixed Account is the Cash Value. The number of Accumulation Units credited per each sub-account are determined by dividing the net amount allocated to the sub-account by the Accumulation Unit Value for the sub-account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or changes or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.

The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

       1. The maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

       2.     The minimum partial surrender is $500; and

       3. After the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of Cash Value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount.

Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, Participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided, (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Contract. Participants should consult with the sponsor or the administrator of the Plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

TAKING A POLICY LOAN

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy Anniversary. Maximum policy indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the sub-accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut, $500 in New York). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each Variable sub-account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Variable sub-accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

INTEREST

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.

Policy loans will be currently credited interest daily at an annual effective rate of 5.1%. This rate is guaranteed never to be lower than 4%. The Company may change the current interest crediting rate on Policy loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

The loan interest rate is 6% per year for all Policy loans. Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable sub-accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut and New York). The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects a desired Scheduled Premium level. The Scheduled Premium is used to determine the initial Specified Amount. Under death benefit Option 1, the initial Specified Amount is determined by treating the Scheduled Premium as 20% of the Guideline Single Premium. Under death benefit Option 2, the initial Specified Amount is determined by treating the Scheduled Premium as the Guideline Level Premium. For either death benefit option, the initial Specified Amount will be set at such a level such that payment of the Scheduled Premiums will not result in the Policy being classified as a modified endowment contract (see "Tax Matters").

The following table illustrates the Initial Specified Amount that results from a $2,000 Scheduled Premium payment.

                                     Male                                     Female
      Issue                      Non-Tobacco                               Non-Tobacco
       Age                Option 1         Option 2                 Option 1         Option 2
       30                 $85,779           $75,378                 $99,541           $93,577
       35                 $68,165           $61,559                 $79,212           $76,497
       40                 $54,111           $50,082                 $63,070           $62,320
       45                 $43,165           $40,605                 $50,599           $50,633
       50                 $34,675           $32,791                 $40,824           $40,958
       55                 $28,136           $26,852                 $33,171           $32,949
       60                 $23,176           $22,867                 $27,141           $26,301
       65                 $19,474           $19,474                 $22,369           $22,168

Generally, for a given Scheduled Premium, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations located in the prospectus. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

       The term "Applicable Percentage" means:

       1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year, and

       2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown below.

                                       APPLICABLE PERCENTAGE OF CASH VALUE TABLE

     Attained         Percentage        Attained         Percentage        Attained         Percentage
       Age          of Cash Value          Age         of Cash Value          Age         of Cash Value
       ---          -------------          ---         -------------          ---         -------------
       0-40              250%              60               130%              80               105%
        41               243%              61               128%              81               105%
        42               236%              62               126%              82               105%
        43               229%              63               124%              83               105%
        44               222%              64               122%              84               105%

        45               215%              65               120%              85               105%
        46               209%              66               119%              86               105%
        47               203%              67               118%              87               105%
        48               197%              68               117%              88               105%
        49               191%              69               116%              89               105%

        50               185%              70               115%              90               105%
        51               178%              71               113%              91               104%
        52               171%              72               111%              92               103%
        53               164%              73               109%              93               102%
        54               157%              74               107%              94               101%

        55               150%              75               105%              95               100%
        56               146%              76               105%
        57               142%              77               105%
        58               138%              78               105%
        59               134%              79               105%

PROCEEDS PAYABLE ON DEATH

The actual Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date.
No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

-First Five Policy Years

This Policy will not lapse during the first five Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

       (1) Is the sum of all premiums paid to date minus any Policy Indebtedness; and

       (2) Is the sum of monthly Minimum Premiums since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2), a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse. The Policy will be terminated with the return of any available Cash Surrender Value. The Cash Surrender Value will be calculated as of the beginning of the Grace Period. The Policy Owner may also elect in writing to have the Policy placed on Extended Term Insurance.

-Policy Years Six and After

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction for insurance costs, administrative expenses and other benefits, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current monthly deduction plus an amount equal to three times the current monthly deduction.

-All Policy Years

The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                 REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date:

2.     providing evidence of insurability satisfactory to the Company;

3. paying sufficient premium to cover all Policy Charges that were due and unpaid during the Grace Period;

4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by us. If your Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

       (1)    the Cash Value at the end of the Grace Period; or

       (2) the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.


                            THE FIXED ACCOUNT OPTION

Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein is subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


As explained earlier, a Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets. The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's home office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the fifth Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       (1)    the request must be applied for in writing;

       (2)    satisfactory evidence of insurability must be provided;

       (3)    the increase must be for a minimum of $10,000;

       (4) the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

       (5)    age limits are the same as a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the fifth Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

       (1)    against insurance provided by the most recent increase;

       (2)    against the next most recent increases successively; and

       (3)    against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       (1)    reduce the Specified Amount to less than $10,000; or

       (2)    disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the fifth Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. The Company reserves the right to require evidence of insurability for either change (from Option 1 to Option 2 only in New York). The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.

                            OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its home office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

       (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3)    is the Cash Value at the time of the Insured's death.

SUICIDE

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.
(NASD). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Variable Account-8, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account-B, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its affiliates. NAS is a wholly owned subsidiary of the Company.



NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, and Nationwide Asset Allocation Trust, all of which are open-end management investment companies.


Gross first year commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 26% of the Scheduled Premium plus 5% of any excess premium payments. Gross renewal commissions paid by the Company will not exceed 5% of actual premium payments.

                              CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                  TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed after June 21, 1988, on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill or chronically ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.


The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner Pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are excludible from gross income.


In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of Separate Accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy failing to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings in his or account.

Representatives of the Internal Revenue Service have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,

- Non-Resident Aliens

Distributions to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.



State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.


TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.


TAX CHANGES

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.


                                  THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for the Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, the NACo Variable Account, DC Variable Account and the Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.


The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares home office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life and Annuity Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.


The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide
Financial Services, Inc. is the sole shareholder of Nationwide Life.


DIRECTORS OF THE COMPANY


                                   Director
              Name                  Since   Principal Occupation
              ----                  -----   --------------------
Lewis J. Alphin                     1993    Farm Owner and Operator (1)

Keith W. Eckel                      1996    Partner, Fred W. Eckel Sons; President, Eckel Farms, Inc. (1)

Willard J. Engel                    1994    General Manager Lyon County Co-Operative Oil Company (1)

Fred C. Finney                      1992    Owner and Operator, Moreland Fruit Farm; Operator, Melrose Orchard (1)

Charles L. Fuellgraf, Jr. * +       1969    Chief Executive Officer, Fuellgraf Electric Company. (1)

                                   Director
              Name                  Since   Principal Occupation
              ----                  -----   --------------------

Joseph J. Gasper*+                  1996    President and Chief Operating Officer, Nationwide Life Insurance
                                            Company and Nationwide Life and Annuity Insurance Company. (2)

Henry S. Holloway *+                1986    Farm Owner and Operator (1)

Dimon Richard McFerson *+           1988    Chairman and Chief Executive Officer, Nationwide Insurance
                                            Enterprise (2)

David O. Miller *+                  1985    President, Owen Potato Farm, Inc.; Partner, M&M Enterprises (1)

C. Ray Noecker                      1994    Owner and Operator, Noecker Farms (1)

James F. Patterson +                1989    Vice President, Pattersons, Inc.; President, Patterson Farms, Inc. (1)

Arden L. Shisler *+                 1984    President and Chief Executive Officer, K&B Transport, Inc. (1)

Robert L. Stewart                   1989    Owner and Operator, Sunnydale Farms and Mining (1)

Nancy C. Thomas *                   1986    Farm Owner and Operator. (1)

Harold W. Weihl                     1990    Farm Owner and Operator, Weihl Farms (1)


*Member, Executive Committee                +Member, Investment Committee

1)     Principal occupation for last five years.

2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. Holloway, McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


EXECUTIVE OFFICERS OF THE COMPANY


NAME                                         OFFICE HELD
----                                         -----------
Dimon Richard McFerson                       Chairman and Chief Executive Officer-Nationwide Insurance Enterprise

Joseph J. Gasper                             President and Chief Operating Officer

Gordon E. McCutchan                          Executive Vice President, Law and Corporate Services and Secretary

Robert A. Oakley                             Executive Vice President-Chief Financial Officer

Robert J. Woodward, Jr.                      Executive Vice President-Chief Investment Officer

James E. Brock                               Senior Vice President - Life Company Operations

W. Sidney Druen                              Senior Vice President and General Counsel and Assistant Secretary

Harvey S. Galloway, Jr.                      Senior Vice President and Chief Actuary

Richard A. Karas                             Senior Vice President - Sales and Financial Services

Mark R. Thresher                             Vice President - Controller

Duane M. Campbell                            Vice President - Treasurer


Mr. Gasper is also President and Chief Operating Officer of Nationwide Life and Annuity Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life and Annuity Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.


                     OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                  ADVERTISING

The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.

                               LEGAL PROCEEDINGS

From time to time the Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In October 1996, a policyholder of Nationwide Life filed a complaint in Alabama state court against Nationwide Life and an agent of Nationwide Life (Wayne M. King v. Nationwide Life Insurance Company and Danny Nix), related to the sale of a whole life policy on a "vanishing premium" basis and seeking unspecified compensatory and punitive damages. In February 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages.

This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life intends to defend these cases vigorously. There can be no assurance that any future litigation relating to pricing and sales practices will not have a material adverse effect on the Company.



The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any material litigation of any nature.


                                    EXPERTS


The financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                ILLUSTRATION OF
                               SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $50,599. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $514.09 ($10.160 x
50.599 = $514.09).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $68,165. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender value is calculated using the method illustrated above. (Specified Amount in thousands $68.165 x 7.260 = 494.88 total first year surrender charge.) Because the fifth Policy Year has been completed, the total initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (Also see "Reductions to Surrender Charges"). In this case, $494.88 x 85% = $420.65.

Initial Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.

---------------------------------------------------------------------------------------------------------------
        ISSUE                  MALE                 FEMALE                  MALE                 FEMALE
         AGE               NON-TOBACCO            NON-TOBACCO             STANDARD              STANDARD
---------------------------------------------------------------------------------------------------------------
         25                   $5.878                $5.537                 $6.680                $5.945
---------------------------------------------------------------------------------------------------------------
         35                    7.260                 6.712                  8.559                 7.373
---------------------------------------------------------------------------------------------------------------
         45                   11.159                10.160                 13.244                11.151
---------------------------------------------------------------------------------------------------------------
         55                   15.275                13.375                 18.373                14.686
---------------------------------------------------------------------------------------------------------------
         65                   23.821                20.553                 27.943                22.165
---------------------------------------------------------------------------------------------------------------

Reductions to Surrender Charges.

------------------------------------------------------------------------------------------------------------------
                                  SURRENDER CHARGE                                        SURRENDER CHARGE
         COMPLETED               AS A % OF INITIAL               COMPLETED               AS A % OF INITIAL
       POLICY YEARS              SURRENDER CHARGES              POLICY YEARS             SURRENDER CHARGES
------------------------------------------------------------------------------------------------------------------
             0                          100%                         5                          85%
------------------------------------------------------------------------------------------------------------------
             1                          100%                         6                          80%
------------------------------------------------------------------------------------------------------------------
             2                          100%                         7                          75%
------------------------------------------------------------------------------------------------------------------
             3                           95%                         8                          50%
------------------------------------------------------------------------------------------------------------------
             4                           90%                         9+                          0%
------------------------------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are 8% higher than those shown. In addition, the guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

                   SURRENDER CHARGE                       SURRENDER CHARGE                       SURRENDER CHARGE
   COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
 ------------     -----------------     ------------     -----------------     ------------     -----------------
       0                 100%                 5                 83%                 10                 46%
       1                  98%                 6                 75%                 11                 37%
       2                  95%                 7                 70%                 12                 28%
       3                  92%                 8                 65%                 13                 14%
       4                  88%                 9                 55%                 14+                 0%

The illustrations of current values are the same for Pennsylvania. However, the guaranteed maximum Surrender Charges are slightly higher in Pennsylvania. If this contract is issued in Pennsylvania, please contact the home office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

    ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of .80% of the daily net asset value of the Variable Account. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00% of the daily net asset value of the Variable Account. This effective rate is based on the average of the fund expenses for the preceding year for all Mutual Fund options available under the policy as of April 30, 1996.

Considering current charges for mortality and expense risks and Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.80%, 4.20% and 10.20%.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $5 and is guaranteed not to exceed $7.50. Current values reflect a current monthly administrative expense charge of $5 and guaranteed values reflect the $7.50 maximum monthly administrative charge under the Policy. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                  MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                      CURRENT VALUES

                             0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                           GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN
                           -------------------------  --------------------------  ---------------------------
             ANNUAL                 CASH      NET               CASH      NET               CASH      NET
            PREMIUMS       CASH     SURR     DEATH     CASH     SURR     DEATH     CASH     SURR     DEATH
 YEAR    PAID    AT 5%    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
   1    2,000    2,100    1,668    1,186    43,165    1,773    1,292    43,165    1,879    1,397    43,165

   2    2,000    4,305    3,307    2,825    43,165    3,620    3,139    43,165    3,947    3,465    43,165

   3    2,000    6,620    4,915    4,433    43,165    5,544    5,062    43,165    6,225    5,743    43,165

   4    2,000    9,051    6,495    6,037    43,165    7,549    7,091    43,165    8,734    8,277    43,165

   5    2,000   11,604    8,044    7,611    43,165    9,636    9,203    43,165   11,499   11,066    43,165

   6        0   12,184    7,707    7,298    43,165    9,844    9,434    43,165   12,468   12,059    43,165

   7        0   12,793    7,363    6,977    43,165   10,049    9,664    43,165   13,530   13,144    43,165

   8        0   13,433    7,009    6,648    43,165   10,252    9,891    43,165   14,693   14,331    43,165

   9        0   14,105    6,646    6,405    43,165   10,452   10,211    43,165   15,970   15,729    43,165

  10        0   14,810    6,270    6,270    43,165   10,647   10,647    43,165   17,371   17,371    43,165

  15        0   18,901    4,172    4,172    43,165   11,510   11,510    43,165   26,820   26,820    43,165

  20        0   24,124    1,433    1,433    43,165   11,959   11,959    43,165   42,382   42,382    51,706

  25        0   30,788      (*)      (*)       (*)   11,388   11,388    43,165   67,360   67,360    78,138

  30        0   39,295      (*)      (*)       (*)    8,375    8,375    43,165  107,288  107,288   114,798

  35        0   50,151      (*)      (*)       (*)      (*)      (*)       (*)  171,712  171,712   180,297

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                  MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
                          -------------------------   -------------------------   -------------------------
             ANNUAL                 CASH     NET               CASH      NET               CASH       NET
            PREMIUMS       CASH     SURR    DEATH     CASH     SURR     DEATH     CASH     SURR      DEATH
 YEAR    PAID    AT 5%    VALUE    VALUE   BENEFIT    VALUE    VALUE    BENEFIT   VALUE   VALUE     BENEFIT
   1    2,000    2,100    1,575    1,094    43,165    1,678    1,196     43,165   1,780    1,299     43,165

   2    2,000    4,305    3,118    2,636    43,165    3,420    2,939     43,165   3,736    3,254     43,165

   3    2,000    6,620    4,627    4,146    43,165    5,231    4,749     43,165   5,885    5,403     43,165

   4    2,000    9,051    6,105    5,647    43,165    7,113    6,656     43,165   8,249    7,791     43,165

   5    2,000   11,604    7,549    7,116    43,165    9,070    8,637     43,165  10,852   10,419     43,165

   6        0   12,184    7,099    6,690    43,165    9,133    8,723     43,165  11,636   11,227     43,165

   7        0   12,793    6,632    6,246    43,165    9,176    8,791     43,165  12,485   12,100     43,165

   8        0   13,433    6,143    5,781    43,165    9,198    8,837     43,165  13,405   13,044     43,165

   9        0   14,105    5,627    5,386    43,165    9,192    8,951     43,165  14,401   14,160     43,165

  10        0   14,810    5,082    5,082    43,165    9,154    9,154     43,165  15,481   15,481     43,165

  15        0   18,901    1,733    1,733    43,165    8,288    8,288     43,165  22,508   22,508     43,165

  20        0   24,124      (*)      (*)       (*)    5,399    5,399     43,165  33,826   33,826     43,165

  25        0   30,788      (*)      (*)       (*)      (*)      (*)        (*)  52,553   52,553     60,962

  30        0   39,295      (*)      (*)       (*)      (*)      (*)        (*)  82,040   82,040     87,783

  35        0   50,151      (*)      (*)       (*)      (*)      (*)        (*) 129,233  129,233    135,695

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                  MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                      CURRENT VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
                          -------------------------   -------------------------    ------------------------
              ANNUAL                 CASH     NET               CASH      NET               CASH       NET
             PREMIUMS       CASH     SURR    DEATH     CASH     SURR     DEATH      CASH    SURR      DEATH
 YEAR     PAID    AT 5%    VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT    VALUE   VALUE     BENEFIT
   1      2,000   2,100    1,670    1,217    42,276    1,776    1,322     42,381   1,881    1,428     42,486

   2      2,000   4,305    3,306    2,853    43,911    3,619    3,166     44,225   3,945    3,492     44,551

   3      2,000   6,620    4,906    4,453    45,512    5,533    5,080     46,138   6,210    5,757     46,816

   4      2,000   9,051    6,472    6,041    47,077    7,519    7,089     48,124   8,697    8,266     49,302

   5      2,000  11,604    8,000    7,592    48,605    9,578    9,170     50,183  11,423   11,015     52,028

   6      2,000  14,284    9,491    9,106    50,096   11,712   11,327     52,317  14,414   14,029     55,020

   7      2,000  17,098   10,944   10,582    51,549   13,924   13,561     54,529  17,695   17,333     58,301

   8      2,000  20,053   12,359   12,019    52,964   16,214   15,875     56,820  21,295   20,955     61,900

   9      2,000  23,156   13,736   13,509    54,341   18,588   18,361     59,193  25,244   25,018     65,850

  10      2,000  26,414   15,072   15,072    55,677   21,043   21,043     61,649  29,576   29,576     70,182

  15      2,000  45,315   21,328   21,328    61,934   34,889   34,889     75,494  58,723   58,723     99,328

  20      2,000  69,439   26,366   26,366    66,971   51,122   51,122     91,728 105,084  105,084    145,690

  25      2,000 100,227   29,734   29,734    70,339   69,680   69,680    110,285 178,686  178,686    219,292

  30      2,000 139,522   30,537   30,537    71,143   89,915   89,915    130,520 295,140  295,140    335,746

  35      2,000 189,673   27,631   27,631    68,237  110,666  110,666    151,271 479,373  479,373    519,978

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                  MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
                          -------------------------   --------------------------  -------------------------
              ANNUAL                  CASH     NET               CASH      NET              CASH       NET
             PREMIUMS        CASH     SURR    DEATH     CASH     SURR     DEATH    CASH     SURR      DEATH
 YEAR     PAID    AT 5%     VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT   VALUE   VALUE     BENEFIT
   1      2,000   2,100    1,579    1,126    42,184    1,681    1,228     42,287   1,784    1,331     42,389

   2      2,000   4,305    3,118    2,665    43,723    3,420    2,966     44,025   3,734    3,281     44,339

   3      2,000   6,620    4,616    4,163    45,221    5,216    4,763     45,821   5,865    5,412     46,470

   4      2,000   9,051    6,072    5,641    46,677    7,071    6,640     47,676   8,195    7,764     48,800

   5      2,000  11,604    7,485    7,077    48,091    8,985    8,577     49,591  10,741   10,334     51,347

   6      2,000  14,284    8,854    8,469    49,459   10,959   10,574     51,565  13,524   13,139     54,130

   7      2,000  17,098   10,176    9,814    50,781   12,993   12,630     53,598  16,564   16,202     57,170

   8      2,000  20,053   11,448   11,108    52,053   15,083   14,743     55,689  19,883   19,543     60,488

   9      2,000  23,156   12,666   12,440    53,272   17,229   17,003     57,835  23,505   23,278     64,110

  10      2,000  26,414   13,828   13,828    54,434   19,429   19,429     60,035  27,456   27,456     68,062

  15      2,000  45,315   18,689   18,689    59,294   31,176   31,176     71,781  53,297   53,297     93,902

  20      2,000  69,439   21,506   21,506    62,111   43,754   43,754     84,359  93,070   93,070    133,675

  25      2,000 100,227   21,252   21,252    61,857   55,986   55,986     96,591 153,879  153,879    194,485

  30      2,000 139,522   16,189   16,189    56,794   65,535   65,535    106,140 246,274  246,274    286,879

  35      2,000 189,673    3,371    3,371    43,976   67,920   67,920    108,526 385,475  385,475    426,080

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                      CURRENT VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
                          -------------------------   -------------------------    ------------------------
              ANNUAL                  CASH     NET               CASH      NET              CASH      NET
             PREMIUMS        CASH     SURR    DEATH     CASH     SURR     DEATH     CASH    SURR     DEATH
 YEAR     PAID    AT 5%     VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT   VALUE   VALUE    BENEFIT
   1      5,000   5,250    4,291    3,019   114,019    4,558    3,286    114,019   4,825    3,553    114,019

   2      5,000  10,763    8,507    7,234   114,019    9,306    8,034    114,019  10,138    8,866    114,019

   3      5,000  16,551   12,646   11,373   114,019   14,251   12,979    114,019  15,987   14,715    114,019

   4      5,000  22,628   16,712   15,503   114,019   19,405   18,196    114,019  22,433   21,224    114,019

   5      5,000  29,010   20,700   19,555   114,019   24,772   23,626    114,019  29,532   28,387    114,019

   6          0  30,460   19,975   18,893   114,019   25,447   24,365    114,019  32,163   31,082    114,019

   7          0  31,983   19,232   18,214   114,019   26,127   25,109    114,019  35,047   34,029    114,019

   8          0  33,582   18,468   17,514   114,019   26,811   25,857    114,019  38,211   37,257    114,019

   9          0  35,261   17,685   17,049   114,019   27,500   26,864    114,019  41,688   41,052    114,019

  10          0  37,024   16,873   16,873   114,019   28,186   28,186    114,019  45,506   45,506    114,019

  15          0  47,254   12,337   12,337   114,019   31,571   31,571    114,019  71,267   71,267    114,019

  20          0  60,309    6,421    6,421   114,019   34,445   34,445    114,019 113,599  113,599    138,591

  25          0  76,971      (*)      (*)       (*)   35,716   35,716    114,019 181,626  181,626    210,686

  30          0  98,237      (*)      (*)       (*)   32,871   32,871    114,019 290,627  290,627    310,971

  35          0 125,378      (*)      (*)       (*)   20,885   20,885    114,019 466,657  466,657    489,989

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                           0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                         GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN
                         -------------------------   -------------------------  -------------------------
            ANNUAL                  CASH     NET               CASH      NET              CASH      NET
           PREMIUMS        CASH     SURR    DEATH     CASH     SURR     DEATH     CASH    SURR     DEATH
YEAR    PAID    AT 5%     VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT   VALUE   VALUE    BENEFIT
   1    5,000    5,250   4,159    2,886    114,019   4,422    3,149    114,019    4,685   3,413    114,019

   2    5,000   10,763   8,235    6,962    114,019   9,018    7,746    114,019    9,834   8,561    114,019

   3    5,000   16,551  12,229   10,956    114,019  13,798   12,526    114,019   15,496  14,223    114,019

   4    5,000   22,628  16,142   14,933    114,019  18,770   17,561    114,019   21,727  20,518    114,019

   5    5,000   29,010  19,974   18,829    114,019  23,944   22,798    114,019   28,589  27,444    114,019

   6        0   30,460  19,078   17,996    114,019  24,402   23,320    114,019   30,945  29,864    114,019

   7        0   31,983  18,147   17,129    114,019  24,839   23,821    114,019   33,514  32,496    114,019

   8        0   33,582  17,174   16,220    114,019  25,247   24,293    114,019   36,314  35,360    114,019

   9        0   35,261  16,151   15,514    114,019  25,619   24,983    114,019   39,369  38,732    114,019

  10        0   37,024  15,069   15,069    114,019  25,947   25,947    114,019   42,703  42,703    114,019

  15        0   47,254   8,481    8,481    114,019  26,597   26,597    114,019   64,815  64,815    114,019

  20        0   60,309     (*)      (*)        (*)  24,190   24,190    114,019  101,107 101,107    123,350

  25        0   76,971     (*)      (*)        (*)  14,938   14,938    114,019  159,556 159,556    185,085

  30        0   98,237     (*)      (*)        (*)     (*)      (*)        (*)  252,154 252,154    269,805

  35        0  125,378     (*)      (*)        (*)     (*)      (*)        (*)  400,851 400,851    420,893

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                      CURRENT VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL           12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                          -------------------------   -------------------------    ----------------------------
                                     CASH     NET               CASH      NET                   CASH      NET
         ANNUAL PREMIUMS    CASH     SURR    DEATH     CASH     SURR     DEATH       CASH       SURR     DEATH
 YEAR    PAID    AT 5%     VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT     VALUE      VALUE    BENEFIT
   1      5,000   5,250    4,306    3,151   107,827    4,573    3,418    108,094     4,841      3,685   108,362

   2      5,000  10,763    8,526    7,371   112,047    9,325    8,170    112,847    10,157      9,002   113,678

   3      5,000  16,551   12,658   11,502   116,179   14,261   13,105    117,782    15,993     14,838   119,515

   4      5,000  22,628   16,704   15,606   120,225   19,388   18,291    122,909    22,404     21,307   125,926

   5      5,000  29,010   20,657   19,618   124,179   24,707   23,667    128,228    29,439     28,400   132,961

   6      5,000  35,710   24,522   23,540   128,043   30,227   29,245    133,748    37,164     36,182   140,685

   7      5,000  42,746   28,293   27,369   131,815   35,953   35,029    139,474    45,643     44,718   149,164

   8      5,000  50,133   31,971   31,105   135,493   41,890   41,024    145,411    54,950     54,084   158,471

   9      5,000  57,889   35,558   34,980   139,079   48,048   47,471    151,569    65,171     64,593   168,692

  10      5,000  66,034   39,046   39,046   142,567   54,428   54,428    157,949    76,389     76,389   179,910

  15      5,000 113,287   55,493   55,493   159,014   90,520   90,520    194,042   152,000    152,000   255,521

  20      5,000 173,596   69,077   69,077   172,598  133,213  133,213    236,734   272,686    272,686   376,207

  25      5,000 250,567   78,844   78,844   182,366  182,703  182,703    286,224   465,021    465,021   568,542

  30      5,000 348,804   82,881   82,881   186,402  238,011  238,011    341,532   770,716    770,716   874,238

  35      5,000 474,182   78,731   78,731   182,252  297,141  297,141    400,662 1,256,583  1,256,583 1,360,104

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL           12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                          -------------------------   -------------------------     ---------------------------
                                     CASH     NET               CASH      NET                   CASH      NET
         ANNUAL  PREMIUMS   CASH     SURR    DEATH     CASH     SURR     DEATH        CASH      SURR     DEATH
 YEAR     PAID    AT 5%    VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT      VALUE     VALUE    BENEFIT
   1      5,000   5,250    4,180    3,024   107,701    4,443    3,288    107,964     4,706      3,551   108,227

   2      5,000  10,763    8,262    7,107   111,783    9,046    7,890    112,567     9,861      8,705   113,382

   3      5,000  16,551   12,248   11,092   115,769   13,813   12,658    117,334    15,507     14,351   119,028

   4      5,000  22,628   16,134   15,036   119,655   18,750   17,652    122,271    21,691     20,593   125,212

   5      5,000  29,010   19,920   18,880   123,441   23,858   22,819    127,380    28,465     27,425   131,986

   6      5,000  35,710   23,602   22,620   127,123   29,142   28,160    132,663    35,883     34,901   139,405

   7      5,000  42,746   27,175   26,251   130,696   34,601   33,677    138,122    44,005     43,081   147,526

   8      5,000  50,133   30,634   29,768   134,156   40,236   39,370    143,757    52,894     52,027   156,415

   9      5,000  57,889   33,974   33,396   137,495   46,046   45,468    149,567    62,619     62,042   166,140

  10      5,000  66,034   37,187   37,187   140,708   52,030   52,030    155,551    73,258     73,258   176,779

  15      5,000 113,287   51,171   51,171   154,692   84,551   84,551    188,072   143,444    143,444   246,965

  20      5,000 173,596   60,809   60,809   164,330  120,924  120,924    224,445   253,129    253,129   356,650

  25      5,000 250,567   64,135   64,135   167,656  159,381  159,381    262,902   423,868    423,868   527,389

  30      5,000 348,804   57,829   57,829   161,350  196,058  196,058    299,579   688,770    688,770   792,291

  35      5,000 474,182   36,319   36,319   139,840  223,193  223,193    326,714 1,098,021  1,098,021 1,201,543

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                                 $20,000 ANNUAL
                       PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                      CURRENT VALUES

                            0.00% HYPOTHETICAL           6.00% HYPOTHETICAL           12.00% HYPOTHETICAL
                          GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                          -------------------------   -------------------------    ----------------------------
             ANNUAL                   CASH     NET                CASH      NET                  CASH      NET
            PREMIUMS         CASH     SURR    DEATH     CASH      SURR     DEATH       CASH      SURR     DEATH
 YEAR     PAID    AT 5%     VALUE    VALUE   BENEFIT   VALUE     VALUE    BENEFIT     VALUE     VALUE    BENEFIT
   1     20,000  21,000   17,219   12,612   301,625   18,290   13,683    301,625    19,362     14,755   301,625

   2     20,000  43,050   34,140   29,533   301,625   37,351   32,744    301,625    40,691     36,083   301,625

   3     20,000  66,203   50,782   46,175   301,625   57,238   52,630    301,625    64,217     59,610   301,625

   4     20,000  90,513   67,147   62,770   301,625   77,990   73,613    301,625    90,181     85,804   301,625

   5     20,000 116,038   83,219   79,072   301,625   99,636   95,490    301,625   118,836    114,689   301,625

   6          0 121,840   80,411   76,495   301,625  102,519   98,603    301,625   129,664    125,748   301,625

   7          0 127,932   77,510   73,824   301,625  105,434  101,748    301,625   141,575    137,889   301,625

   8          0 134,329   74,485   71,030   301,625  108,359  104,904    301,625   154,679    151,223   301,625

   9          0 141,045   71,326   69,022   301,625  111,293  108,990    301,625   169,121    166,817   301,625

  10          0 148,097   68,037   68,037   301,625  114,247  114,247    301,625   185,075    185,075   301,625

  15          0 189,014   48,054   48,054   301,625  128,364  128,364    301,625   294,478    294,478   341,595

  20          0 241,235   17,507   17,507   301,625  138,985  138,985    301,625   472,509    472,509   505,585

  25          0 307,884      (*)      (*)       (*)  141,234  141,234    301,625   760,267    760,267   798,281

  30          0 392,947      (*)      (*)       (*)  124,862  124,862    301,625 1,217,535  1,217,535 1,278,412

  35          0 501,511      (*)      (*)       (*)   59,677   59,677    301,625 1,935,318  1,935,318 2,032,083

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
               $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                    GUARANTEED VALUES

                             0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                           GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                           ------------------------   -------------------------    -----------------------------
             ANNUAL                  CASH      NET                CASH     NET                 CASH       NET
            PREMIUMS         CASH    SURR     DEATH      CASH     SURR    DEATH       CASH     SURR      DEATH
 YEAR     PAID     AT 5%    VALUE   VALUE    BENEFIT    VALUE    VALUE   BENEFIT     VALUE    VALUE     BENEFIT
   1    20,000    21,000   16,081   11,474   301,625   17,117   12,510   301,625     18,155    13,548    301,625

   2    20,000    43,050   31,805   27,198   301,625   34,883   30,275   301,625     38,086    33,479    301,625

   3    20,000    66,203   47,188   42,581   301,625   53,347   48,740   301,625     60,015    55,408    301,625

   4    20,000    90,513   62,237   57,860   301,625   72,558   68,181   301,625     84,184    79,807    301,625

   5    20,000   116,038   76,955   72,808   301,625   92,570   88,423   301,625    110,875   106,728    301,625

   6         0   121,840   72,607   68,691   301,625   93,579   89,663   301,625    119,426   115,509    301,625

   7         0   127,932   67,951   64,265   301,625   94,347   90,661   301,625    128,709   125,023    301,625

   8         0   134,329   62,922   59,466   301,625   94,816   91,360   301,625    138,800   135,345    301,625

   9         0   141,045   57,453   55,149   301,625   94,923   92,619   301,625    149,795   147,491    301,625

  10         0   148,097   51,472   51,472   301,625   94,602   94,602   301,625    161,814   161,814    301,625

  15         0   189,014   10,890   10,890   301,625   83,750   83,750   301,625    243,970   243,970    301,625

  20         0   241,235      (*)      (*)       (*)   42,243   42,243   301,625    385,307   385,307    412,279

  25         0   307,884      (*)      (*)       (*)      (*)      (*)       (*)    612,829   612,829    643,471

  30         0   392,947      (*)      (*)       (*)      (*)      (*)       (*)    963,397   963,397  1,011,567

  35         0   501,511      (*)      (*)       (*)      (*)      (*)       (*)  1,486,642 1,486,642  1,560,974

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
               $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                      CURRENT VALUES

                             0.00% HYPOTHETICAL          6.00% HYPOTHETICAL              12.00% HYPOTHETICAL
                           GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN
                           -------------------------  --------------------------       ----------------------------
                                      CASH     NET                 CASH       NET                 CASH       NET
          ANNUAL PREMIUMS    CASH     SURR    DEATH      CASH      SURR      DEATH       CASH     SURR      DEATH
 YEAR     PAID    AT 5%     VALUE    VALUE   BENEFIT    VALUE     VALUE     BENEFIT     VALUE    VALUE     BENEFIT
   1     20,000    21,000   17,271   13,125  288,733    18,342    14,195    289,804     19,413    15,266    290,875

   2     20,000    43,050   34,168   30,021  305,630    37,371    33,224    308,833     40,702    36,555    312,164

   3     20,000    66,203   50,702   46,556  322,164    57,123    52,977    328,585     64,064    59,918    335,526

   4     20,000    90,513   66,864   62,925  338,326    77,613    73,674    349,075     89,694    85,755    361,156

   5     20,000   116,038   82,622   78,890  354,084    98,834    95,102    370,296    117,783   114,051    389,245

   6     20,000   142,840   97,989   94,465  369,451   120,824   117,299    392,286    148,588   145,063    420,050

   7     20,000   170,982  112,959  109,641  384,421   143,600   140,283    415,062    182,370   179,052    453,832

   8     20,000   200,531  127,503  124,393  398,965   167,163   164,053    438,625    219,397   216,287    490,859

   9     20,000   231,558  141,620  139,547  413,082   191,536   189,463    462,998    259,988   257,915    531,450

  10     20,000   264,136  155,325  155,325  426,787   216,763   216,763    488,225    304,517   304,517    575,979


  15     20,000   453,150  218,239  218,239  489,701   357,592   357,592    629,054    602,578   602,578    874,040

  20     20,000   694,385  265,419  265,419  536,881   518,819   518,819    790,281  1,072,248 1,072,248  1,343,710

  25     20,000 1,002,269  291,795  291,795  563,257   697,917   697,917    969,379  1,812,137 1,812,137  2,083,599

  30     20,000 1,395,216  290,557  290,557  562,019   889,293   889,293  1,160,756  2,979,455 2,979,455  3,250,917

  35     20,000 1,896,726  249,775  249,775  521,237 1,079,693 1,079,693  1,351,155  4,822,266 4,822,266  5,093,728

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
               $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                    GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                           --------------------------    ------------------------     ----------------------------
                                       CASH      NET               CASH      NET                  CASH       NET
           ANNUAL PREMIUMS     CASH    SURR     DEATH     CASH     SURR     DEATH       CASH      SURR      DEATH
 YEAR    PAID        AT 5%    VALUE   VALUE    BENEFIT   VALUE    VALUE    BENEFIT     VALUE     VALUE     BENEFIT
   1     20,000     21,000   16,184   12,038   287,646   17,220   13,073   288,682     18,257    14,110    289,719

   2     20,000     43,050   31,877   27,730   303,339   34,940   30,794   306,402     38,128    33,982    309,590

   3     20,000     66,203   47,072   42,926   318,534   53,168   49,022   324,630     59,765    55,618    331,227

   4     20,000     90,513   61,751   57,812   333,213   71,898   67,958   343,360     83,317    79,378    354,779

   5     20,000    116,038   75,889   72,157   347,351   91,116   87,384   362,578    108,945   105,213    380,407

   6     20,000    142,840   89,459   85,934   360,921  110,807  107,282   382,269    136,821   133,297    408,283

   7     20,000    170,982  102,431   99,114   373,893  130,950  127,633   402,413    167,134   163,817    438,596

   8     20,000    200,531  114,758  111,648   386,220  151,507  148,397   422,969    200,069   196,959    471,531

   9     20,000    231,558  126,392  124,318   397,854  172,434  170,361   443,896    235,832   233,759    507,294

  10     20,000    264,136  137,288  137,288   408,750  193,690  193,690   465,152    274,652   274,652    546,114


  15     20,000    453,150  179,287  179,287   450,749  303,404  303,404   574,866    524,459   524,459    795,921

  20     20,000    694,385  193,401  193,401   464,863  410,516  410,516   681,978    897,812   897,812  1,169,274

  25     20,000  1,002,269  165,230  165,230   436,692  495,149  495,149   766,611  1,449,402 1,449,402  1,720,864

  30     20,000  1,395,216   76,531   76,531   347,993  527,482  527,482   798,944  2,262,330 2,262,330  2,533,792

  35     20,000  1,896,726      (*)      (*)       (*)  454,371  454,371   725,833  3,451,917 3,451,917  3,723,379

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
               $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                      CURRENT VALUES

                             0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                           GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                           -------------------------  -------------------------    -----------------------------
            ANNUAL                  CASH      NET               CASH      NET                  CASH       NET
           PREMIUMS         CASH    SURR     DEATH     CASH     SURR     DEATH       CASH      SURR      DEATH
 YEAR   PAID     AT 5%     VALUE    VALUE   BENEFIT   VALUE    VALUE    BENEFIT     VALUE     VALUE     BENEFIT
   1    20,000   21,000   16,618   11,732   205,135   17,673   12,786   205,135     18,728    13,842    205,135

   2    20,000   43,050   32,941   28,054   205,135   36,092   31,206   205,135     39,372    34,485    205,135

   3    20,000   66,203   48,992   44,105   205,135   55,327   50,441   205,135     62,184    57,297    205,135

   4    20,000   90,513   64,779   60,137   205,135   75,440   70,798   205,135     87,442    82,800    205,135

   5    20,000  116,038   80,339   75,941   205,135   96,529   92,131   205,135    115,498   111,100    205,135

   6         0  121,840   76,906   72,753   205,135   98,778   94,625   205,135    125,708   121,555    205,135

   7         0  127,932   73,232   69,323   205,135  100,961   97,052   205,135    136,997   133,088    205,135

   8         0  134,329   69,291   65,627   205,135  103,072   99,407   205,135    149,534   145,869    205,135

   9         0  141,045   65,045   62,602   205,135  105,098  102,654   205,135    163,519   161,076    205,135

  10         0  148,097   60,430   60,430   205,135  107,010  107,010   205,135    179,187   179,187    205,135


  15         0  189,014   29,550   29,550   205,135  114,133  114,133   205,135    287,698   287,698    302,083

  20         0  241,235      (*)      (*)       (*)  113,840  113,840   205,135    460,496   460,496    483,521

  25         0  307,884      (*)      (*)       (*)   94,478   94,478   205,135    731,738   731,738    768,325

  30         0  392,947      (*)      (*)       (*)   15,855   15,855   205,135  1,166,147 1,166,147  1,177,808

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
               $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                    GUARANTEED VALUES

                             0.00% HYPOTHETICAL          6.00% HYPOTHETICAL          12.00% HYPOTHETICAL
                           GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN
                           ------------------------   -------------------------   -------------------------
             ANNUAL                  CASH      NET               CASH      NET               CASH      NET
            PREMIUMS        CASH     SURR     DEATH     CASH     SURR     DEATH     CASH     SURR     DEATH
 YEAR    PAID     AT 5%    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT
   1    20,000    21,000   14,205    9,319   205,135   15,188   10,302   205,135   16,174   11,288   205,135

   2    20,000    43,050   28,074   23,187   205,135   30,954   26,067   205,135   33,958   29,072   205,135

   3    20,000    66,203   41,640   36,754   205,135   47,385   42,499   205,135   53,624   48,737   205,135

   4    20,000    90,513   54,939   50,297   205,135   64,586   59,944   205,135   75,496   70,854   205,135

   5    20,000   116,038   67,999   63,601   205,135   82,675   78,277   205,135   99,971   95,573   205,135

   6         0   121,840   61,657   57,503   205,135   81,451   77,297   205,135  106,042  101,889   205,135

   7         0   127,932   54,577   50,668   205,135   79,596   75,686   205,135  112,561  108,652   205,135

   8         0   134,329   46,582   42,917   205,135   76,953   73,288   205,135  119,588  115,924   205,135

   9         0   141,045   37,460   35,016   205,135   73,337   70,894   205,135  127,215  124,772   205,135

  10         0   148,097   26,972   26,972   205,135   68,532   68,532   205,135  135,581  135,581   205,135


  15         0   189,014      (*)      (*)       (*)   15,446   15,446   205,135  198,356  198,356   208,274

  20         0   241,235      (*)      (*)       (*)      (*)      (*)       (*)  311,439  311,439   327,011

  25         0   307,884      (*)      (*)       (*)      (*)      (*)       (*)  480,207  480,207   504,217

  30         0   392,947      (*)      (*)       (*)      (*)      (*)       (*)  746,244  746,244   753,706

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
               $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                      CURRENT VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL           12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN      GROSS INVESTMENT RETURN
                            -------------------------   -------------------------    ---------------------------
             ANNUAL                   CASH      NET                CASH     NET                  CASH      NET
            PREMIUMS         CASH     SURR     DEATH      CASH     SURR    DEATH      CASH       SURR     DEATH
 YEAR    PAID      AT 5%    VALUE    VALUE    BENEFIT    VALUE    VALUE   BENEFIT    VALUE      VALUE    BENEFIT
   1     20,000    21,000   16,547   11,908   211,285   17,594   12,955   212,332     18,642    14,003    213,381

   2     20,000    43,050   32,613   27,974   227,351   35,722   31,083   230,460     38,957    34,318    233,695

   3     20,000    66,203   48,191   43,552   242,929   54,391   49,752   249,129     61,097    56,458    255,836

   4     20,000    90,513   63,246   58,839   257,984   73,579   69,172   268,318     85,205    80,798    279,943

   5     20,000   116,038   77,770   73,595   272,509   93,294   89,119   288,032    111,462   107,287    306,201

   6     20,000   142,840   91,757   87,814   286,496  113,540  109,596   308,278    140,070   136,127    334,809

   7     20,000   170,982  105,157  101,446   299,895  134,280  130,569   329,019    171,208   167,497    365,947

   8     20,000   200,531  117,963  114,484   312,701  155,519  152,040   350,258    205,115   201,636    399,853

   9     20,000   231,558  130,153  127,834   324,892  177,246  174,926   371,984    242,039   239,720    436,778

  10     20,000   264,136  141,679  141,679   336,418  199,420  199,420   394,159    282,225   282,225    476,963

  15     20,000   453,150  190,197  190,197   384,936  318,421  318,421   513,160    545,952   545,952    740,690

  20     20,000   694,385  216,571  216,571   411,309  444,024  444,024   638,763    949,833   949,833  1,144,572

  25     20,000 1,002,269  212,426  212,426   407,165  566,208  566,208   760,946  1,568,052 1,568,052  1,762,790

  30     20,000 1,395,216  167,420  167,420   362,158  669,255  669,255   863,994  2,516,798 2,516,798  2,711,536

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
               $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                   MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                    GUARANTEED VALUES

                               0.00% HYPOTHETICAL          6.00% HYPOTHETICAL            12.00% HYPOTHETICAL
                             GROSS INVESTMENT RETURN     GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN
                            --------------------------   -------------------------   ----------------------------
              ANNUAL                   CASH     NET               CASH      NET                  CASH      NET
             PREMIUMS        CASH      SURR    DEATH     CASH     SURR     DEATH      CASH       SURR     DEATH
 YEAR    PAID       AT 5%   VALUE     VALUE   BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE    BENEFIT
   1    20,000     21,000   14,065    9,426   208,804   15,033   10,394   209,771     16,003    11,364    210,741

   2    20,000     43,050   27,434   22,795   222,172   30,225   25,586   224,964     33,136    28,497    227,875

   3    20,000     66,203   40,082   35,444   234,821   45,548   40,910   240,287     51,479    46,840    246,217

   4    20,000     90,513   51,978   47,571   246,716   60,962   56,555   255,700     71,106    66,699    265,844

   5    20,000    116,038   63,071   58,896   257,810   76,406   72,231   271,145     92,083    87,908    286,822

   6    20,000    142,840   73,294   69,351   268,032   91,798   87,855   286,537    114,461   110,518    309,200

   7    20,000    170,982   82,559   78,848   277,298  107,032  103,321   301,771    138,276   134,565    333,014

   8    20,000    200,531   90,758   87,279   285,497  121,972  118,493   316,710    163,539   160,060    358,278

   9    20,000    231,558   97,782   95,462   292,520  136,475  134,155   331,213    190,265   187,945    385,003

  10    20,000    264,136  103,541  103,541   298,279  150,410  150,410   345,149    218,487   218,487    413,225

  15    20,000    453,150  111,282  111,282   306,020  207,629  207,629   402,368    384,589   384,589    579,328

  20    20,000    694,385   73,398   73,398   268,136  226,517  226,517   421,255    595,047   595,047    789,786

  25    20,000  1,002,269      (*)      (*)       (*)  168,760  168,760   363,499    843,370   843,370  1,038,109

  30    20,000  1,395,216      (*)      (*)       (*)      (*)      (*)       (*)  1,119,536 1,119,536  1,314,275

(1)    ASSUMES NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report
                          ----------------------------

The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of Nationwide VLI Separate Account-2:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1996, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1996, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 7, 1997

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                                DECEMBER 31, 1996

ASSETS:

   Investments at market value:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         146,819 shares (cost $3,024,270) .................................    $ 2,949,585
      Dreyfus Stock Index Fund (DryStkIx)
         763,499 shares (cost $14,597,832) ................................     15,483,766
      Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         2,131,003 shares (cost $38,585,366) ..............................     44,815,000
      Fidelity VIP - Growth Portfolio (FidVIPGr)
         1,730,628 shares (cost $51,294,462) ..............................     53,891,755
      Fidelity VIP - High Income Portfolio (FidVIPHI)
         1,362,065 shares (cost $16,148,006) ..............................     17,053,049
      Fidelity VIP - Overseas Portfolio (FidVIPOv)
         859,910 shares (cost $14,604,187) ................................     16,200,703
      Fidelity VIP II - Asset Manager Portfolio (FidVIPAM)
         1,317,970 shares (cost $19,127,367) ..............................     22,313,225
      Fidelity VIP II - Contrafund Portfolio (FidVIPCon)
         824,740 shares (cost $12,402,278) ................................     13,657,697
      Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         505,369 shares (cost $7,950,583) .................................      8,227,404
      Nationwide SAT - Government Bond Fund (NSATGvtBd)
         605,008 shares (cost $6,588,470) .................................      6,679,290
      Nationwide SAT - Money Market Fund (NSATMyMkt)
         34,777,014 shares (cost $34,777,014) .............................     34,777,014
      Nationwide SAT - Small Company Fund (NSATSmCo)
         425,548 shares (cost $5,751,682) .................................      5,910,856
      Nationwide SAT - Total Return Fund (NSATTotRe)
         3,193,395 shares (cost $37,809,735) ..............................     42,376,355
      Neuberger &Berman - Growth Portfolio (NBAMTGro)
         493,535 shares (cost $12,574,511) ................................     12,723,337
      Neuberger &Berman - Limited Maturity Bond Portfolio (NBAMTLMat)
         197,236 shares (cost $2,784,764) .................................      2,771,172
      Neuberger &Berman - Partners Portfolio (NBAMTPart)
         646,222 shares (cost $9,535,912) .................................     10,649,743
      Oppenheimer - Bond Fund (OppBdFd)
         513,225 shares (cost $5,888,181) .................................      5,968,803
      Oppenheimer - Global Securities Fund (OppGlSec)
         561,069 shares (cost $8,710,530) .................................      9,914,098
      Oppenheimer - Multiple Strategies Fund (OppMult)
         509,706 shares (cost $7,225,046) .................................      7,966,703


      Strong Special Fund II, Inc. (StSpec2)
         893,185 shares (cost $14,371,245) ................................     17,184,873
      Strong VIF - Strong Discovery Fund II (StDisc2)
         624,950 shares (cost $7,308,503) .................................      6,749,458
      Strong VIF - Strong International Stock Fund II (StIntStk2)
         162,907 shares (cost $1,831,224) .................................      1,829,443
      TCI Portfolios - TCI Balanced (TCIBal)
         351,201 shares (cost $2,386,878) .................................      2,648,056
      TCI Portfolios - TCI Growth (TCIGro)
         1,169,740 shares (cost $12,750,085) ..............................     11,978,141
      TCI Portfolios - TCI International (TCIInt)
         576,818 shares (cost $3,278,870) .................................      3,437,835
      TCI Portfolios - TCI Value (TCIValue)
         1,637 shares (cost $9,188) .......................................          9,133
      Van Eck - Gold and Natural Resources Fund (VEGoldNR)
         377,518 shares (cost $6,100,328) .................................      6,312,096
      Van Eck - Worldwide Bond Fund (VEWrldBd)
         202,885 shares (cost $2,232,824) .................................      2,252,023
      Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)
         257 shares (cost $3,213) .........................................          3,213
      Van Kampen American Capital LIT - Real Estate Securities Fund (VKACRES
         216,078 shares (cost $2,880,829) .................................      3,193,630
      Warburg Pincus - International Equity Portfolio (WPIntEq)
         730,797 shares (cost $8,366,199) .................................      8,389,554
      Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)
         514,119 shares (cost $7,238,771) .................................      7,326,189
                                                                             -------------
            Total investments .............................................    405,643,199
   Accounts receivable ....................................................      3,525,975
                                                                             -------------
            Total assets ..................................................    409,169,174
                                                                             -------------
CONTRACT OWNERS' EQUITY (NOTE 7) ..........................................  $ 409,169,174
                                                                             =============







See accompanying notes to financial statements.


                        NATIONWIDE VLI SEPARATE ACCOUNT-2
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                           1996              1995              1994
                                                                       ------------      -----------       -----------
INVESTMENT ACTIVITY:
   Reinvested capital gains and dividends . . . . . . . . . . . . .    $ 16,972,691        6,764,208         3,376,057
   Mortality and expense charges (note 3) . . . . . . . . . . . . .      (2,983,466)      (1,747,342)         (879,737)
                                                                       ------------      -----------       -----------
      Net investment activity . . . . . . . . . . . . . . . . . . .      13,989,225        5,016,866         2,496,320
                                                                       ------------      -----------       -----------

   Proceeds from mutual fund shares sold  . . . . . . . . . . . . .     275,979,207      163,574,836       184,340,809
   Cost of mutual fund shares sold  . . . . . . . . . . . . . . . .    (266,008,543)    (154,208,870)     (184,441,475)
                                                                       ------------      -----------       -----------
      Realized gain (loss) on investments . . . . . . . . . . . . .       9,970,664        9,365,966          (100,666)
   Change in unrealized gain (loss) on investments  . . . . . . . .      12,175,328       17,134,325        (3,604,010)
                                                                       ------------      -----------       -----------
      Net gain (loss) on investments  . . . . . . . . . . . . . . .      22,145,992       26,500,291        (3,704,676)
                                                                       ------------      -----------       -----------
         Net increase (decrease) in contract owners'
            equity resulting from operations  . . . . . . . . . . .      36,135,217       31,517,157        (1,208,356)
                                                                       ------------      -----------       -----------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners  . . . . . . . .     174,104,282      106,694,208        77,172,455
   Surrenders (note 2d) . . . . . . . . . . . . . . . . . . . . . .      (6,124,049)      (4,970,867)       (1,308,994)
   Death benefits . . . . . . . . . . . . . . . . . . . . . . . . .        (730,700)        (143,265)          (15,398)
   Policy loans (net of repayments) (note 5)  . . . . . . . . . . .      (6,468,023)      (2,529,830)       (2,980,396)
   Deductions for surrender charges (note 2d) . . . . . . . . . . .        (721,263)        (364,725)         (116,899)
   Redemptions to pay cost of insurance charges
      and administrative charges (notes 2b and 2c)  . . . . . . . .     (24,075,896)     (14,110,656)       (5,382,393)
   Deductions for asset charges (note 3)  . . . . . . . . . . . . .         (20,037)          -                 -
                                                                       ------------      -----------       -----------
         Net increase (decrease) in equity transactions . . . . . .     135,964,314       84,574,865        67,368,375
                                                                       ------------      -----------       -----------


NET CHANGE IN CONTRACT OWNERS' EQUITY . . . . . . . . . . . . . . .     172,099,531      116,092,022        66,160,019
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD . . . . . . . . . . . .     237,069,643      120,977,621        54,817,602
                                                                       ------------      -----------       -----------
CONTRACT OWNERS' EQUITY END OF PERIOD . . . . . . . . . . . . . . .   $ 409,169,174      237,069,643       120,977,621
                                                                      =============      ===========       ===========



See accompanying notes to financial statements.



                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1996, 1995 AND 1994


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

     The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

   (b) The Contracts

     Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

     Contract owners may invest in the following:

      The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

      Dreyfus Stock Index Fund (DryStkIx)

      Dreyfus Variable Investment Fund - Growth and Income Portfolio (DryGroInc)

      Portfolios of the Fidelity Variable Insurance Products Fund
      (Fidelity VIP);
         Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
         Fidelity VIP - Growth Portfolio (FidVIPGr)
         Fidelity VIP - High Income Portfolio (FidVIPHI)
         Fidelity VIP - Overseas Portfolio (FidVIPOv)

      Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);
         Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
         Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

      Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);
         Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
         Nationwide SAT - Government Bond Fund (NSATGvtBd)
         Nationwide SAT - Money Market Fund (NSATMyMkt)
         Nationwide SAT - Small Company Fund (NSATSmCo)
         Nationwide SAT - Total Return Fund (NSATTotRe)

      Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);
         Neuberger & Berman - Growth Portfolio (NBAMTGro)
         Neuberger & Berman - Limited Maturity Bond Portfolio (NBAMTLMat) Neuberger & Berman - Partners Portfolio (NBAMTPart)

      Funds of the Oppenheimer Variable Account Funds (Oppenheimer);
         Oppenheimer - Bond Fund (OppBdFd)
         Oppenheimer - Global Securities Fund (OppGlSec)
         Oppenheimer - Multiple Strategies Fund (OppMult)

        Strong Special Fund II, Inc. (StSpec2)

        Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
           Strong VIF - Strong Discovery Fund II (StDisc2)
           Strong VIF - Strong International Stock Fund II (StIntStk2)

        Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);
           TCI Portfolios - TCI Balanced (TCIBal)
           TCI Portfolios - TCI Growth (TCIGro)
           TCI Portfolios - TCI International (TCIInt)
           TCI Portfolios - TCI Value (TCIValue)

        Funds of the Van Eck Worldwide Insurance Trust (Van Eck);
           Van Eck - Gold and Natural Resources Fund (VEGoldNR)
           Van Eck - Worldwide Bond Fund (VEWrldBd) (formerly Van Eck - Global
            Bond Fund (VEGlobBd))
           Van Eck - Worldwide Emerging Markets Fund (VEWrldEMkt)

        Fund of the Van Kampen American Capital Life Investment Trust
         (Van Kampen American Capital);
           Van Kampen American Capital LIT - Real Estate Securities Fund
            (VKACRESec)

        Portfolios of the Warburg Pincus Trust (Warburg Pincus);
           Warburg Pincus - International Equity Portfolio (WPIntEq) Warburg Pincus - Post Venture Capital Portfolio (WPPVenCap) Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)

      At December 31, 1996, contract owners have invested in all of the above funds (except Dreyfus Variable Investment Fund - Growth and Income Portfolio and Warburg Pincus - Post Venture Capital Portfolio.) The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

   (c) Security Valuation, Transactions and Related Investment Income

      The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1996. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (d) Federal Income Taxes

      Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

      Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

   (e) Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (f) Reclassifications

      Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

(2) POLICY CHARGES

   (a) Deductions from Premiums

      On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment.

      On last survivor flexible premium contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 5% of each premium payment during the first ten years and 1.5% of each premium payment thereafter.

      The Company may at its sole discretion reduce this sales loading.

   (b) Cost of Insurance

      A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

      For last survivor flexible premium contracts, the monthly cost of insurance is determined in a manner that reflects the anticipated mortality of the two insureds and the fact that the death benefit is not payable until the death of the second insured to die.

   (c) Administrative Charges

      An administrative charge is assessed against each contract to recover policy maintenance, accounting, record keeping and other administrative expenses and is assessed against each contract by liquidating units.

      For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

      Contracts issued prior to April 16, 1990:

         Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

      Contracts issued on or after April 16, 1990:

         Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
         Purchase payments totalling $25,000 or more - $50/year

      For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum).

      For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum). Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

      For modified single premium contracts, the monthly charge is equal to an annual rate of .30% multiplied by the policy's cash value. For policy years 11 and later, this monthly charge is reduced to an annual rate of 0.15% of the policy's cash value. The monthly charge is subject to a $10 minimum.

      For last survivor flexible premium contracts, the Company deducts a monthly administrative charge equal to the sum of the policy charge and the basic coverage charge. For policy years one through ten the policy charge is $10. Additionally, there is a $0.04 per $1000 basic coverage charge (not less than $20 or more than $80 per policy). For policy years eleven and after, the policy charge is $5. Additionally, there is a $0.02 per $1000 basic coverage charge (not less than $10 or more than $40 per policy). Additionally, the Company deducts a monthly increase charge of $2.40 per $1000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective. The charge may be raised to $3.60 per $1000 of increase per year at the Company's discretion.

   (d) Surrender Charges

      Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

      For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

      For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

      For modified single premium contracts, the amount charged is based on the original purchase payment. The charge is 10% in the first year, declining to 0% in the ninth year.

      For last survivor flexible premium contracts, the charge is 100% of the initial surrender charge, declining to 0% in the fourteenth year if the average issue age is 74 or less. The charge is 100% of the initial surrender charge, declining to 0% in the ninth year if the average issue age is 75 or greater. For last survivor flexible payment contracts, the initial surrender charge is comprised of two components, an underwriting surrender charge and a sales surrender charge.

      The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3) ASSET CHARGES

      For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

      For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations. The above charges are assessed through the daily unit value calculation.

      For modified single premium contracts, the Company deducts an annual rate of .90% charged against the cash value of the contacts. This charge is assessed monthly against each contract by liquidating units.

      For last survivor flexible premium contracts, the Company deducts an annual rate of .80% in policy years one through ten. This charge is assessed monthly by liquidating units. In policy years eleven and greater, the Company deducts an annual rate of .80% if the cash value of the contract is less than $100,000. If the cash value is greater than or equal to $100,000, the Company reduces the annual asset fee rate to .30%.

(4) DEATH BENEFITS

      Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5) POLICY LOANS (NET OF REPAYMENTS)

      Contract provisions allow contract owners to borrow up to 90% (50% during first year of single and modified single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment, flexible premium, modified single and last survivor flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

      At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6) SCHEDULE I

      Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

            -  Beginning unit value - Jan. 1

            -  Reinvested capital gains and dividends
               (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)

            -  Unrealized gain (loss)
               (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

            -  Asset charges
               (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

            -  Ending unit value - Dec. 31

            -  Percentage increase (decrease) in unit value.

(7) COMPONENTS OF CONTRACT OWNERS' EQUITY

    The following is a summary of contract owners' equity at December 31, 1996, for each series, in both the accumulation and payout phases.

Contract owners' equity represented by:

                                                                              UNITS       UNIT VALUE
                                                                              -----       ----------
Single Premium contracts issued prior to April 16, 1990:
      Fidelity VIP - Equity-Income Portfolio ........................         8,709       $29.854628       $260,004
      Fidelity VIP - Growth Portfolio ...............................         5,280        34.379126        181,522
      Fidelity VIP - High Income Portfolio ..........................         3,462        24.493313         84,796
      Fidelity VIP - Overseas Portfolio .............................         5,297        19.654083        104,108
      Fidelity VIP-II - Asset Manager Portfolio .....................         1,158        20.525705         23,769
      Nationwide SAT - Government Bond Fund .........................         2,831        19.842234         56,173
      Nationwide SAT - Money Market Fund ............................        28,405        14.875178        422,529
      Nationwide SAT - Total Return Fund ............................         1,189        26.717684         31,767
      Neuberger &Berman - Growth Portfolio ..........................         5,398        24.838185        134,077
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         5,192        16.433880         85,325
      Oppenheimer - Global Securities Fund ..........................         1,616        13.422186         21,690
      Strong Special Fund II, Inc. ..................................           406        21.426416          8,699
      TCI Portfolios - TCIGrowth ....................................         8,408        24.053649        202,243
      Van Eck - Gold and Natural Resources Fund .....................         4,593        15.014547         68,962
      Van Eck - Worldwide Bond Fund .................................            23        14.682655            338
      Van Kampen American Capital LIT - Real Estate Securities Fund .         5,134        15.011508         77,069
      Warburg Pincus - International Equity Portfolio ...............         1,802        11.634515         20,965

Single Premium contracts issued on or after April 16, 1990:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............        16,672        17.041821        284,121
      Dreyfus Stock Index Fund ......................................       166,883        16.474993      2,749,396
      Fidelity VIP - Equity-Income Portfolio ........................       556,249        24.419978     13,583,588
      Fidelity VIP - Growth Portfolio ...............................       436,608        23.774932     10,380,326
      Fidelity VIP - High Income Portfolio ..........................       160,710        25.198564      4,049,661
      Fidelity VIP - Overseas Portfolio .............................       349,868        14.155666      4,952,615
      Fidelity VIP-II - Asset Manager Portfolio .....................       328,224        20.046209      6,579,647
      Fidelity VIP-II - Contrafund Portfolio ........................       253,591        13.256842      3,361,816
      Nationwide SAT - Capital Appreciation Fund ....................        69,468        17.984058      1,249,317
      Nationwide SAT - Government Bond Fund .........................       215,649        16.449774      3,547,377
      Nationwide SAT - Money Market Fund ............................     1,264,987        12.479104     15,785,904
      Nationwide SAT - Small Company Fund ...........................        84,265        13.833221      1,165,656
      Nationwide SAT - Total Return Fund ............................       145,392        23.035683      3,349,204
      Neuberger &Berman - Growth Portfolio ..........................       171,390        17.521012      3,002,926
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........        72,295        14.088625      1,018,537
      Neuberger &Berman - Partners Portfolio ........................       166,759        17.259712      2,878,212
      Oppenheimer - Bond Fund .......................................       107,202        16.608318      1,780,445
      Oppenheimer - Global Securities Fund ..........................       112,397        13.270426      1,491,556
      Oppenheimer - Multiple Strategies Fund ........................       137,052        18.701076      2,563,020
      Strong Special Fund II, Inc. ..................................       145,314        21.077454      3,062,849
      Strong VIF - Strong Discovery Fund II .........................        96,856        16.133543      1,562,630
      Strong VIF - Strong International Stock Fund II ...............        51,959        11.141803        578,917
      TCI Portfolios - TCIBalanced ..................................        38,880        14.303509        556,120
      TCI Portfolios - TCIGrowth ....................................       187,431        16.163625      3,029,564
      TCI Portfolios - TCIInternational .............................       140,670        11.748051      1,652,598
      Van Eck - Gold and Natural Resources Fund .....................       179,378        16.582948      2,974,616
      Van Eck - Worldwide Bond Fund .................................        51,233        14.339608        734,661
      Van Kampen American Capital LIT - Real Estate Securities Fund .        77,060        14.933196      1,150,752
      Warburg Pincus - International Equity Portfolio ...............       229,373        11.573771      2,654,711
      Warburg Pincus - Small Company Growth Portfolio ...............       101,386        13.975650      1,416,935

Multiple Payment contracts and Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............       149,312        17.319589      2,586,022
      Dreyfus Stock Index Fund ......................................       743,163        16.744674     12,444,022
      Fidelity VIP - Equity-Income Portfolio ........................     1,203,661        25.185570     30,314,888
      Fidelity VIP - Growth Portfolio ...............................     1,774,112        24.186560     42,909,666


      Fidelity VIP - High Income Portfolio ..........................       519,177        23.588786        12,246,755
      Fidelity VIP - Overseas Portfolio .............................       723,688        15.324813        11,090,383
      Fidelity VIP-II - Asset Manager Portfolio .....................       858,375        18.169993        15,596,668
      Fidelity VIP-II - Contrafund Portfolio ........................       741,153        13.356323         9,899,079
      Nationwide SAT - Capital Appreciation Fund ....................       373,658        18.410667         6,879,293
      Nationwide SAT - Government Bond Fund .........................       196,023        15.383251         3,015,471
      Nationwide SAT - Money Market Fund ............................     1,548,800        12.214743        18,918,194
      Nationwide SAT - Small Company Fund ...........................       325,390        13.915643         4,528,011
      Nationwide SAT - Total Return Fund ............................     1,740,045        21.988773        38,261,455
      Neuberger &Berman - Growth Portfolio ..........................       542,729        17.282005         9,379,445
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........       117,219        13.551318         1,588,472
      Neuberger &Berman - Partners Portfolio ........................       434,744        17.469360         7,594,699
      Oppenheimer - Bond Fund .......................................       260,488        15.764821         4,106,547
      Oppenheimer - Global Securities Fund ..........................       616,399        13.487753         8,313,837
      Oppenheimer - Multiple Strategies Fund ........................       287,199        18.446363         5,297,777
      Strong VIF - Strong Discovery Fund II .........................       305,653        16.514861         5,047,817
      Strong VIF - Strong International Stock Fund II ...............       103,783        11.208230         1,163,224
      Strong Special Fund II, Inc. ..................................       649,651        21.575419        14,016,493
      TCI Portfolios - TCIBalanced ..................................       137,856        14.642920         2,018,614
      TCI Portfolios - TCIGrowth ....................................       564,722        15.327392         8,655,715
      TCI Portfolios - TCIInternational .............................       145,930        11.890858         1,735,233
      TCI Portfolios - TCI Value ....................................           900        10.143687             9,129
      Van Eck - Gold and Natural Resources Fund .....................       174,641        18.284590         3,193,239
      Van Eck - Worldwide Bond Fund .................................       110,868        13.479157         1,494,407
      Van Eck - Worldwide Emerging Markets Fund .....................           319        10.078948             3,215
      Van Kampen American Capital LIT - Real Estate Securities Fund .       120,572        15.045195         1,814,029
      Warburg Pincus - International Equity Portfolio ...............       469,367        11.660648         5,473,123
      Warburg Pincus - Small Company Growth Portfolio ...............       402,279        14.080553         5,664,311

Modified Single Premium and Last Survivor Flexible Premium contracts:
      The Dreyfus Socially Responsible Growth Fund, Inc. ............         7,118        11.180091            79,580
      Dreyfus Stock Index Fund ......................................        25,438        11.459856           291,516
      Fidelity VIP - Equity-Income Portfolio ........................        61,195        10.790149           660,303
      Fidelity VIP - Growth Portfolio ...............................        40,595        10.446167           424,062
      Fidelity VIP - High Income Portfolio ..........................        62,142        10.830462           673,027
      Fidelity VIP - Overseas Portfolio .............................         5,158        10.668178            55,026
      Fidelity VIP-II - Asset Manager Portfolio .....................        10,453        11.022140           115,214
      Fidelity VIP-II - Contrafund Portfolio ........................        35,353        11.249999           397,721
      Nationwide SAT - Capital Appreciation Fund ....................         8,542        11.610340            99,176
      Nationwide SAT - Government Bond Fund .........................         5,711        10.679205            60,989
      Nationwide SAT - Money Market Fund ............................       304,482        10.339005         3,148,041
      Nationwide SAT - Small Company Fund ...........................        20,576        10.524418           216,550
      Nationwide SAT - Total Return Fund ............................        64,330        11.444877           736,249
      Neuberger &Berman - Growth Portfolio ..........................        21,053         9.869834           207,790
      Neuberger &Berman - Limited Maturity Bond Portfolio ...........         7,552        10.477247            79,124
      Neuberger &Berman - Partners Portfolio ........................        15,462        11.476324           177,447
      Oppenheimer - Bond Fund .......................................         7,727        10.644626            82,251
      Oppenheimer - Global Securities Fund ..........................         8,064        10.833847            87,364
      Oppenheimer - Multiple Strategies Fund ........................         9,746        10.937578           106,598
      Strong Special Fund II, Inc. ..................................         9,106        10.766829            98,043
      Strong VIF - Strong Discovery Fund II .........................        14,115         9.884557           139,521
      Strong VIF - Strong International Stock Fund II ...............         8,692        10.054422            87,393
      TCI Portfolios - TCIBalanced ..................................         6,725        10.931147            73,512
      TCI Portfolios - TCIGrowth ....................................         9,987         9.118427            91,066
      TCI Portfolios - TCIInternational .............................         4,661        10.773558            50,216
      Van Eck - Gold and Natural Resources Fund .....................         7,974        10.056004            80,187
      Van Eck - Worldwide Bond Fund .................................         2,209        10.516764            23,232
      Van Kampen American Capital LIT - Real Estate Securities Fund .        11,112        13.673840           151,944
      Warburg Pincus - International Equity Portfolio ...............        24,290         9.935018           241,322
      Warburg Pincus - Small Company Growth Portfolio ...............        24,804         9.827590           243,764
                                                                             ------         --------      ------------
                                                                                                          $409,169,174
                                                                                                          ============

                                                                      SCHEDULE I

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
                 SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             FIDVIPEI           FIDVIPGR          FIDVIPHI          FIDVIPOV           FIDVIPAM
                                             --------           --------          --------          --------           --------
1996**
   Beginning unit value - Jan  1            $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.217030          2.174262          1.977825           .431349          1.189904
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     2.528645          2.256603          1.050520          1.872575          1.435663
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.265018)         (.311006)         (.220314)         (.176013)         (.181740)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $29.854628         34.379126         24.493313         19.654083         20.525705
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                13%               14%               13%               12%               14%
================================================================================================================================
1995
   Beginning unit value - Jan  1            $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.542607           .124738          1.314664           .123427           .327932
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     5.341041          7.828480          2.410020          1.428229          2.304058
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218210)         (.260417)         (.191076)         (.157350)          (.157652)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $26.373971         30.259267         21.685282         17.526172         18.081878
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                34%               34%               19%                9%               16%
================================================================================================================================
1994
   Beginning unit value - Jan  1            $18.583057         22.785679         18.612185         16.009316         16.778042
-------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.395798          1.371061          1.706032           .082663           .815806
-------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.087894)        (1.381165)        (1.991707)          .196908         (1.832732)
-------------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.182428)         (.209109)         (.174836)         (.157021)         (.153576)
-------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $19.708533         22.566466         18.151674         16.131866         15.607540
-------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                 6%               (1)%              (2)%               1%               (7)%
================================================================================================================================

                                             NSATGVTBD         NSATMYMKT         NSATTOTRE
                                             ---------         ---------         ---------
1996
   Beginning unit value - Jan. 1             19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.200383           .727569          1.479674
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.533024)          .000000          3.328301
--------------------------------------------------------------------------------------------
   Asset charges                              (.182764)         (.139845)         (.228944)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.842234         14.875178         26.717684
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                   3%              4%               21%
============================================================================================
1995
   Beginning unit value - Jan. 1             16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            1.167149           .768745          1.720678
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     1.903991           .000000          3.293404
--------------------------------------------------------------------------------------------
   Asset charges                              (.170536)         (.133297)         (.188119)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.357639         14.287454         22.138653
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                                18%                5%               28%
============================================================================================
1994
   Beginning unit value - Jan. 1            17.168348         13.267517         17.291720
--------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           1.079469           .512535           .875020
--------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   (1.633239)          .000000          (.688478)
--------------------------------------------------------------------------------------------
   Asset charges                             (.157543)         (.128046)         (.165572)
--------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              16.457035         13.652006         17.312690
--------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*                              (4)%                3%                0%
============================================================================================

  * An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             NBAMTGRO          NBAMTLDMAT         OPPGLSEC           STSPEC2
                                             --------          ----------         --------           -------
1996***
   Beginning unit value - Jan  1            $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.084651          1.338753           .000000           .861320
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                      .004126          (.659070)         2.036434          2.443023
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.226973)         (.152474)         (.117611)         (.187014)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $24.838185         16.433880         13.422186         21.426416
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                                8%                3%               17%               17%
=================================================================================================================
1995
   Beginning unit value - Jan  1            $17.608267         14.475203         11.358489         14.690448
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .623265           .804090           .298934           .761035
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     4.945641           .771696          (.045712)         3.013032
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.200792)         (.144318)         (.108348)         (.155428)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $22.976381         15.906671         11.503363         18.309087
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%                1%               25%
=================================================================================================================
1994
   Beginning unit value - Jan  1            $18.709214         14.635617         12.162716         14.315226
-----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.255334           .618309           .214436           .411358
-----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.185612)         (.641424)         (.903773)          .103258
-----------------------------------------------------------------------------------------------------------------
   Asset charges                              (.170669)         (.137299)         (.114890)         (.139394)
-----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31              $17.608267         14.475203         11.358489          14.690448
-----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (6)%               (1)%              (7)%               3%
=================================================================================================================

                                                TCIGRO          VEGOLDNR          VEWRLDBD         VKACRESEC         WPINTEQ
                                                ------          --------          --------         ---------         --------
1996***
   Beginning unit value - Jan  1             25.381408         12.839256         14.458585          10.784280       10.679811
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                            2.847171           .272272           .394300            .288822         .226874
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    (3.934619)         2.040791          (.034088)          4.051625         .835595
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.240311)         (.137772)         (.136142)          (.113219)       (.107765)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               24.053649         15.014547         14.682655          15.011508       11.634515
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     unit value* (a)                              (5)%               17%                2%                39%              9%
=============================================================================================================================
1995
   Beginning unit value - Jan  1             19.544976         11.677805         12.443161          10.000000              **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .022491           .115292          1.008475            .092106
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     6.032555          1.160549          1.138120            .740132
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.218614)         (.114390)         (.131171)          (.047958)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               25.381408         12.839256         14.458585          10.784280
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                            30%               10%               16%              8%(B)
=============================================================================================================================
1994

   Beginning unit value - Jan  1             19.964524         12.382561         12.729709                **               **
-----------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                             .002137           .062321           .051271
-----------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                     (.236035)         (.652194)         (.220753)
-----------------------------------------------------------------------------------------------------------------------------
   Asset charges                              (.185650)         (.114883)         (.117066)
-----------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31               19.544976         11.677805         12.443161
-----------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           (2)%              (6)%              (2)%
=============================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                            DRYSRGRO     DRYSTKIX     FIDVIPEI     FIDVIPGR     FIDVIPHI
                                            --------     --------     --------     --------     --------
1996***
   Beginning unit value - Jan. 1         $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .735836      .587431      .998669     1.508424     2.041281
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  2.266937     2.459672     2.069513     1.561724     1.079684
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.203172)    (.193899)    (.297162)    (.294823)    (.310696)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $17.041821    16.474993    24.419978    23.774932    25.198564
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          20%          21%          13%          13%          13%
============================================================================================================
1995
   Beginning unit value - Jan. 1         $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .392053      .361339     1.269479      .086841     1.361583
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.289798     3.326196     4.390826     5.444880     2.491513
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.161906)    (.154595)    (.245506)    (.247716)    (.270417)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $14.242220    13.621789    21.648958    20.999607    22.388295
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          33%          35%          33%          34%          19%
============================================================================================================
1994
   Beginning unit value - Jan. 1         $10.702403    10.131165    15.360584    15.923752    19.350153
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .276372      .283260     1.152726      .957853     1.773098
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  (.117327)    (.195255)    (.073161)    (.966373)   (2.069306)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.139173)    (.130321)    (.205990)    (.199630)    (.248329)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31           $10.722275    10.088849    16.234159    15.715602    18.805616
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           0%           0%           6%         (1)%         (3)%
============================================================================================================

                                           FIDVIPOV     FIDVIPAM    FIDVIPCON    NSATCAPAP    NSATGVTBD
                                           --------     --------    ---------    ---------    ---------
1996***
   Beginning unit value - Jan. 1          12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .311669     1.165823      .104326      .749268      .996469
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.350232     1.401973     2.236026     2.998693     (.443598)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.173779)    (.243295)    (.155475)    (.208575)    (.207709)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            14.155666    20.046209    13.256842    17.984058    16.449774
-----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                          12%          13%          20%          25%           2%
============================================================================================================
1995
   Beginning unit value - Jan. 1          11.700527    15.350115    10.000000    11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .089493      .322418      .142783      .642275      .972265
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  1.033414     2.260958      .998389     2.653961     1.587542
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.155890)    (.211783)    (.069207)    (.163900)    (.194482)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            12.667544    17.721708    11.071965    14.444672    16.104612
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          8%          15%       11%(B)          28%          17%
============================================================================================================
1994
   Beginning unit value - Jan. 1          11.652241    16.559029       **        11.563943    14.383265
-----------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .060146      .804872                   .182742      .902346
-----------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .144272    (1.806726)                 (.286826)   (1.366016)
-----------------------------------------------------------------------------------------------------------
   Asset charges                           (.156132)    (.207060)                 (.147523)    (.180308)
-----------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            11.700527    15.350115                 11.312336    13.739287
-----------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                          0%         (7)%                      (2)%         (4)%
============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                           NSATMYMKT        NSATSMCO          NSATTOTRE        NBAMTGRO       NBAMTLMAT
                                           ---------        --------          ---------        --------       ---------
1996***
   Beginning unit value - Jan  1          $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .611421         .133295           1.276326        1.474851        1.151075
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        2.456523           2.875006         .000818        (.567983)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.161103)       (.166908)          (.270588)       (.219491)       (.179189)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.479104       13.833221          23.035683       17.521012       14.088625
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%             21%                20%              8%               3%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          $11.534440       10.000000          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .648458         .017459           1.489410         .442496         .693794
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000        1.418328           2.856936        3.508824         .664378
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.154112)       (.025476)          (.223128)       (.194823)       (.170179)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $12.028786       11.410311          19.154939       16.264834       13.684722
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           4%           14%(b)               27%             30%             10%
====================================================================================================================================
1994
   Beginning unit value - Jan  1          $11.249231              **          15.066007       13.336899       12.679406
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                           .433762                            .760244        1.607088         .535454
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                    .000000                           (.597472)      (2.269450)       (.555628)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            (.148553)                          (.197058)       (.166200)       (.162503)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            $11.534440                          15.031721       12.508337       12.496729
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                           3%                                 0%            (6)%              (1)%
====================================================================================================================================

                                          NBAMTPART         OPPBDFD        OPPGLSEC         OPPMULT       STDISC2        STINTSTK2
                                          ---------         -------        --------         -------       -------        ---------
1996***
   Beginning unit value - Jan  1          13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .549661        1.030165         .000000        1.247087        3.300617        .050938
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.411340        (.269155)       2.016448        1.276232       (3.177170)      1.007488
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.197162)       (.209417)       (.159401)       (.227169)       (.204800)      (.143255)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            17.259712       16.608318       13.270426       18.701076       16.133543      11.141803
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         28%              3%             16%             14%             (1)%            9%
====================================================================================================================================
1995
   Beginning unit value - Jan  1          10.018146       13.903136       11.309050       13.693997       12.144445      10.000000
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .081860         .956955         .297396        1.103154         .211667        .041085
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                  3.550382        1.391543        (.045694)       1.805769        4.042004        .209467
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                           (.154515)       (.194909)       (.147373)       (.197994)       (.183220)      (.023920)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            13.495873       16.056725       11.413379       16.404926       16.214896      10.226632
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                         35%             15%              1%            20%              34%           2%(b)
====================================================================================================================================
1994
   Beginning unit value - Jan  1          10.000000       14.362878       12.152136       14.148115       13.003547             **
------------------------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                          .000000         .809172         .214078         .720350         .971167
------------------------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                   .072562       (1.086058)       (.900362)       (.993926)      (1.670283)
------------------------------------------------------------------------------------------------------------------------------------
   Asset charges                            .054416        (.182856)       (.156802)       (.180542)       (.159986)
------------------------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31            10.018146       13.903136       11.309050       13.693997       12.144445
------------------------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       0%(b)            (3)%            (7)%            (3)%            (7)%
====================================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                          STSPEC2           TCIBAL          TCIGRO          TCIINT        VEGOLDNR
                                          -------           ------          ------          ------        --------
1996***
   Beginning unit value - Jan. 1       $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .849403          .609960        1.918348         .247063         .301335
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.405871          .954721       (2.649394)       1.239275        2.259820
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.252187)        (.176058)       (.221369)       (.142090)       (.208595)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $21.077454        14.303509       16.163625       11.748051       16.582948
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       17%              11%            (6)%             13%             17%
==================================================================================================================
1995
   Beginning unit value - Jan. 1       $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                         .753037          .305779         .015219         .000000         .127947
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                2.978850         1.961461        4.076606        1.136602        1.287916
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.210319)        (.154309)       (.202064)       (.125453)       (.173816)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $18.074367        12.914886       17.116040       10.403803       14.230388
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                       24%              20%             29%             11%             10%
==================================================================================================================
1994
   Beginning unit value - Jan. 1       $14.230663        10.876445       13.557427       10.000000       13.820369
------------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                        .407898          .260556         .001450         .000000         .069418
------------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)                 .103521         (.194370)       (.160376)       (.554327)       (.726294)
------------------------------------------------------------------------------------------------------------------
   Asset charges                         (.189283)        (.140676)       (.172222)       (.053019)       (.175152)
------------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31         $14.552799        10.801955       13.226279        9.392654       12.988341
------------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                        2%             (1)%            (2)%         (6)%(b)            (6)%
==================================================================================================================

                                       VEWRLDBD       VKACRESEC         WPLNTEQ          WPSMCOGR
                                       --------       ---------         -------          --------
1996***
   Beginning unit value - Jan. 1      14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .385883         .287384         .225731           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.034573)       4.034391         .833478          1.720228
-------------------------------------------------------------------------------------------------
   Asset charges                       (.182253)       (.154376)       (.146940)         (.175164)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31        14.339608       14.933196       11.573771         13.975650
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                      1%             39%              9%               12%
=================================================================================================
1995
   Beginning unit value - Jan. 1    $ 12.237880       10.000000       10.000000         10.000000
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
    and dividends                       .990055         .091962         .077347           .000000
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              1.118852         .739397         .650501          2.501606
-------------------------------------------------------------------------------------------------
   Asset charges                       (.176236)       (.065562)       (.066346)         (.071020)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 14.170551       10.765797       10.661502         12.430586
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     16%           8%(b)           7%(b)            24%(b)
=================================================================================================
1994
   Beginning unit value - Jan. 1    $ 12.563474             **              **               **
-------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                      .050533
-------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              (.218292)
-------------------------------------------------------------------------------------------------
   Asset charges                       (.157835)
-------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $ 12.237880
-------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    (3)%
=================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b) This investment option was not utilized for the entire year indicated. ** This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                     YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                     DRYSRGRO       DRYSTKIX       FIDVIPEI      FIDVIPGR       FIDVIPHI
                                     --------       --------       --------      --------       --------
1996***
   Beginning unit value - Jan. 1   $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .747630        .596225       1.025291      1.527554       1.902180
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.296912       2.494042       2.132663      1.587071       1.012148
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.126762)      (.120975)      (.188129)     (.184124)      (.178535)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $17.319589      16.744674      25.185570     24.186560      23.588786
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   20%            22%            13%           14%            13%
========================================================================================================
1995
   Beginning unit value - Jan. 1   $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .396430        .364933       1.297971       .087506       1.262495
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            3.317353       3.354508       4.496038      5.494030       2.316172
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.100521)      (.095978)      (.154677)     (.153940)      (.154617)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $14.401809      13.775382      22.215745     21.256059      20.852993
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   33%            36%            34%           34%            20%
========================================================================================================
1994
   Beginning unit value - Jan. 1   $10.715005      10.143796      15.606442     15.958341      17.844401
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .278073        .284601       1.172669       .960381       1.635883
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.118575)      (.195976)      (.073581)     (.966828)     (1.910067)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.085956)      (.080502)      (.129117)     (.123431)      (.141274)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $10.788547      10.151919      16.576413     15.828463      17.428943
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%             0%             6%          (1)%           (2)%
========================================================================================================

                                     FIDVIPOV      FIDVIPAM      FIDVIPCON      NSATCAPAP      NSATGVTBD
                                     --------      --------      ---------      ---------      ---------
1996***
   Beginning unit value - Jan. 1    13.645033     15.982529      11.099135      14.713230      14.984933
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .335875      1.051899        .104631        .766553        .930103
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.459385      1.270941       2.248711       3.061949       (.412550)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.115480)     (.135376)      (.096154)      (.131065)      (.119235)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.324813     18.169993      13.356323      18.410667      15.383251
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   12%           14%            20%            25%             3%
========================================================================================================
1995
   Beginning unit value - Jan. 1    12.540728     13.774855      10.000000      11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .095965       .289466        .143118        .653781        .903001
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.111417      2.035460        .998657       2.696528       1.472503
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.103077)     (.117252)      (.042640)      (.102482)      (.111085)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      13.645033     15.982529      11.099135      14.713230      14.984933
   Percentage increase (decrease)
     in unit value* (a)                    9%           16%         11%(b)            28%            18%
========================================================================================================
1994
   Beginning unit value - Jan. 1    12.426854     14.785784         **          11.662121      13.250482
--------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .064174       .719044                       .184927        .833925
--------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .152413     (1.615920)                     (.289863)     (1.261429)
--------------------------------------------------------------------------------------------------------
   Asset charges                     (.102713)     (.114053)                     (.091782)      (.102464)
--------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      12.540728     13.774855                     11.465403      12.720514
--------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    1%          (7)%                          (2)%           (4)%
========================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)  Asset charges do not include the policy charges discussed in note 2; and
     (b)  This investment option was not utilized for the entire year indicated.
**   This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    NSATMYMKT     NSATSMCO    NSATTOTRE     NBAMTGRO    NBAMTLMAT    NBAMTPART
                                    ---------     --------    ---------     --------    ---------    ---------
1996***
   Beginning unit value - Jan. 1   $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .596995      .133983     1.217547     1.448641     1.102543      .554011
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             .000000     2.463983     2.737018      .003774     (.542247)    3.446498
----------------------------------------------------------------------------------------------------------------
   Asset charges                     (.096547)    (.103082)    (.158554)    (.132892)    (.105789)    (.122495)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     $12.214743    13.915643    21.988773    17.282005    13.551318    17.469360
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%           22%          21%           8%           3%          29%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $11.176411    10.000000    14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .629782      .017475     1.413734      .432461      .661221      .082096
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000     1.418968     2.703396     3.432609      .635177     3.565899
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.091898)    (.015684)    (.130091)    (.117382)    (.099976)    (.095536)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.714295    11.420759    18.192762    15.962482    13.096811    13.591346
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   5%       14%(b)          28%          31%          10%          35%
================================================================================================================
1994
   Beginning unit value - Jan. 1  $10.845265           **    14.167308     12.959107   12.014277    10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .419275                   .717782     1.562441      .507651      .000000
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            .000000                  (.565055)   (2.207122)    (.526553)     .072401
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.088129)                 (.114312)    (.099632)    (.094986)    (.033514)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $11.176411                 14.205723    12.214794    11.900389    10.038887
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   3%                        0%         (6)%         (1)%        0%(b)
================================================================================================================

                                     OPPBDFD     OPPGLSEC      OPPMULT      STDISC2     STINTSTK2
                                     -------     --------      -------      -------     ---------
1996***
   Beginning unit value - Jan. 1   15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .975830      .000000     1.226905     3.367146       .051144
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           (.253799)    2.045080     1.256649    (3.238459)     1.009533
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.122023)    (.099461)    (.137568)    (.128676)     (.088468)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31     15.764821    13.487753    18.446363    16.514861     11.208230
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   4%          17%          15%           0%            9%
================================================================================================================
1995
   Beginning unit value - Jan. 1  $13.065574    11.379737    13.372968    12.307607     10.000000
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .902009      .299595     1.079776      .215562       .041121
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)           1.310232     (.045711)    1.766931     4.106245       .209625
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.113002)    (.091487)    (.119298)    (.114564)     (.014725)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $15.164813    11.542134    16.100377    16.514850     10.236021
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  16%           1%          20%          34%         2%(b)
================================================================================================================
1994
   Beginning unit value - Jan. 1  $13.430475    12.167250    13.747705    13.112678           **
----------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                   .759284      .214589      .702216      .983647
----------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)          (1.018698)    (.905246)    (.968729)   (1.689193)
----------------------------------------------------------------------------------------------------------------
   Asset charges                    (.105487)    (.096856)    (.108224)    (.099525)
----------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31    $13.065574    11.379737    13.372968    12.307607
----------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                 (3)%         (6)%         (3)%         (6)%
================================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
            MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUES
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       STSPEC2        TCIBAL       TCIGRO       TCIINT     TCIVALUE
                                       -------        ------       ------       ------     --------
1996***
   Beginning unit value - Jan. 1    $18.408627     13.155049    16.149061    10.477472    10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .866384       .622373     1.812196      .249286      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             2.458870       .976138    (2.505020)    1.252389      .145457
---------------------------------------------------------------------------------------------------
   Asset charges                      (.158462)     (.110640)    (.128845)    (.088289)    (.001770)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $21.575419     14.642920    15.327392    11.890858    10.143687
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    17%           11%         (5)%          13%        1%(b)
===================================================================================================
1995
   Beginning unit value - Jan. 1    $14.748256     10.948128    12.417011     9.412116           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .764407       .310910      .014289      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             3.027469      1.992508     3.834812     1.142911
---------------------------------------------------------------------------------------------------
   Asset charges                      (.131505)     (.096497)    (.117051)    (.077555)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $18.408627     13.155049    16.149061    10.477472
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                    25%           20%          30%          11%
===================================================================================================
1994
   Beginning unit value - Jan. 1    $14.350073     10.968814    12.664593    10.000000           **
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .412806       .263602      .001356      .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .103139      (.196764)    (.149703)    (.555221)
---------------------------------------------------------------------------------------------------
   Asset charges                      (.117762)     (.087524)    (.099235)    (.032663)
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $14.748256     10.948128    12.417011     9.412116
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                     3%            0%         (2)%        6%(b)
===================================================================================================

                                     VEGOLDNR     VEWRLDBD    VEWRLDEMKT    VKACRESEC      WPLNTEQ    WPSMCOGR
                                     --------     --------    ----------    ---------      -------    --------
1996***
   Beginning unit value - Jan. 1    15.612002    13.253457     10.000000    10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .331277      .361660       .000000      .289441      .227366     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            2.482492     (.030793)      .080699     4.059026      .836487    1.727810
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.141181)    (.105167)     (.001751)    (.095484)    (.090877)   (.108331)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      18.284590    13.479157     10.078948    15.045195    11.660648   14.080553
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   17%           2%         1%(b)          39%           9%         13%
==============================================================================================================
1995
   Beginning unit value - Jan. 1    14.178501    11.388987            **    10.000000    10.000000   10.000000
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .140115      .923751                    .092168      .077521     .000000
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            1.410450     1.041904                    .740443      .651025    2.504833
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117064)    (.101185)                  (.040399)    (.040874)   (.043759)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      15.612002    13.253457                  10.792212    10.687672   12.461074
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                   10%          16%                      8%(b)        7%(b)     25%(b)
==============================================================================================================
1994
   Beginning unit value - Jan. 1    15.011706    11.633841            **           **           **          **
--------------------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .075618      .046884
--------------------------------------------------------------------------------------------------------------
   Unrealized gain (loss)            (.791458)    (.201583)
--------------------------------------------------------------------------------------------------------------
   Asset charges                     (.117365)    (.090155)
--------------------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      14.178501    11.388987
--------------------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value* (a)                  (6)%         (2)%
==============================================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  This investment option was not being utilized or was not available.
***  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2
      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE
                          YEAR ENDED DECEMBER 31, 1996

                                      DRYSRGRO          DRYSTKIX         FIDVIPEI          FIDVIPGR
                                      --------          --------         --------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .482403           .358216          .000000           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .697688          1.101640          .790149           .446167
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.180091         11.459856        10.790149         10.446167
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            15%(b)            8%(b)             4%(b)
===================================================================================================
                                      FIDVIPCON        NSATCAPAP        NSATGVTBD         NSATMYMKT
                                      ---------        ---------        ---------         ---------
1996**
   Beginning unit value - Jan. 1     $10.000000        10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .445367          .489314           .339005
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)             1.249999          1.164973          .189891           .000000
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec. 31      $11.249999         11.610340        10.679205         10.339005
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  12%(b)            16%(b)            7%(b)             3%(b)
===================================================================================================
                                      NBAMTLMAT         NBAMTPART          OPPBDFD         OPPGLSEC
                                      ---------         ---------          -------         --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .000000           .000000          .479143           .000000
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .477247          1.476324          .165483           .833847
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.477247         11.476324        10.644626         10.833847
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   5%(b)            15%(b)            6%(b)             8%(b)
===================================================================================================

                                     FIDVIPHI         FIDVIPOV          FIDVIPAM
                                     --------         --------          --------
1996**
   Beginning unit value - Jan. 1    10.000000        10.000000         10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                    .000000          .000000           .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)             .830462          .668178          1.022140
--------------------------------------------------------------------------------
   Contract charges                   .000000          .000000           .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       10.830462        10.668178         11.022140
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                  8%(b)            7%(b)            10%(b)
================================================================================
                                      NSATSMCO        NSATTOTRE         NBAMTGRO
                                      --------        ---------         --------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .095576          .580169          .000000
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .428842          .864708         (.130166)
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.524418        11.444877         9.869834
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                    5%(b)           14%(b)           (1)%(b)
================================================================================
                                       OPPMULT          STDISC2        STINTSTK2
                                       -------          -------        ---------
1996**
   Beginning unit value - Jan. 1    $10.000000        10.000000        10.000000
--------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .402281          .520758          .045738
--------------------------------------------------------------------------------
   Unrealized gain (loss)              .535297         (.636201)         .008684
--------------------------------------------------------------------------------
   Contract charges                    .000000          .000000          .000000
--------------------------------------------------------------------------------
   Ending unit value - Dec.31        10.937578         9.884557        10.054422
--------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   9%(b)          (1)%(b)            1%(b)
================================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

      MODIFIED SINGLE PREMIUM AND LAST SURVIVOR FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                          YEAR ENDED DECEMBER 31, 1996

                                       STSPEC2            TCIBAL           TCIGRO            TCIINT
                                       -------            ------           ------            ------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000        10.000000         10.000000
---------------------------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .045100           .122861          .000000           .224735
---------------------------------------------------------------------------------------------------
   Unrealized gain (loss)              .721729           .808286         (.881573)          .548823
---------------------------------------------------------------------------------------------------
   Contract charges                    .000000           .000000          .000000           .000000
---------------------------------------------------------------------------------------------------
   Ending unit value - Dec.31       $10.766829         10.931147         9.118427         10.773558
---------------------------------------------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                   8%(b)             9%(b)          (9)%(b)             8%(b)
===================================================================================================

                                      VEGoldNR         VEWrldNR         VKACRESec
                                      --------         --------         ---------
1996**
   Beginning unit value - Jan. 1     10.000000        10.000000         10.000000
---------------------------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .181335          .280847           .255666
---------------------------------------------------------------------------------
   Unrealized gain (loss)             (.125331)         .235917          3.418174
---------------------------------------------------------------------------------
   Contract charges                    .000000          .000000           .000000
---------------------------------------------------------------------------------
   Ending unit value - Dec. 31       10.056004        10.516764         13.673840
---------------------------------------------------------------------------------
  Percentage increase (decrease)
     in unit value*(a)                   1%(b)            5%(b)            37%(b)
=================================================================================

                                       WPINTEQ          WPSMCOGR
                                       -------          --------
1996**
   Beginning unit value - Jan. 1    $10.000000         10.000000
----------------------------------------------------------------
   Reinvested capital gains
     and dividends                     .193639           .000000
----------------------------------------------------------------
   Unrealized gain (loss)             (.258621)         (.172410)
----------------------------------------------------------------
   Contract charges                    .000000           .000000
----------------------------------------------------------------
   Ending unit value - Dec.31        $9.935018          9.827590
----------------------------------------------------------------
   Percentage increase (decrease)
     in unit value*(a)                 (1)%(b)           (2)%(b)
================================================================

  *  An annualized rate of return cannot be determined as:
     (a)   Asset charges do not include the policy charges discussed in note 2; and
     (b)   This investment option was not utilized for the entire year indicated.
 **  No other investment options were being utilized.

See note 6.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997



               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           Consolidated Balance Sheets

                           December 31, 1996 and 1995
                                ($000's omitted)

                                        Assets                                                1996               1995
                                        ------                                          -----------------   ----------------
Investments (notes 5, 8 and 9):
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $11,970,878 in 1996; $11,862,556 in 1995)             $12,304,639          12,485,564
      Equity securities (cost $43,890 in 1996; $23,617 in 1995)                                  59,131              29,953
   Mortgage loans on real estate, net                                                         5,272,119           4,602,764
   Real estate, net                                                                             265,759             229,442
   Policy loans                                                                                 371,816             336,356
   Other long-term investments                                                                   28,668              61,989
   Short-term investments (note 13)                                                               4,789              32,792
                                                                                        -----------------   ----------------
                                                                                             18,306,921          17,778,860
                                                                                        -----------------   ----------------

Cash                                                                                             43,784               9,455
Accrued investment income                                                                       210,182             212,963
Deferred policy acquisition costs                                                             1,366,509           1,020,356
Investment in subsidiaries classified as discontinued operations (notes 1 and 2)                485,707             506,677
Other assets (note 6)                                                                           426,441             388,214
Assets held in Separate Accounts (note 8)                                                    26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================

                         Liabilities and Shareholder's Equity
                         ------------------------------------

Future policy benefits and claims (notes 6 and 8)                                           $17,179,060          16,358,614
Policyholders' dividend accumulations                                                           361,401             348,027
Other policyholder funds                                                                         60,073              65,297
Accrued federal income tax (note 7):
   Current                                                                                       30,170              35,301
   Deferred                                                                                     162,212             246,627
                                                                                        -----------------   ----------------
                                                                                                192,382             281,928
                                                                                        -----------------   ----------------

Dividend payable to shareholder (notes 1 and 2)                                                 485,707                   -
Other liabilities                                                                               423,047             234,147
Liabilities related to Separate Accounts (note 8)                                            26,926,702          18,591,108
                                                                                        -----------------   ----------------
                                                                                             45,628,372          35,879,121
                                                                                        -----------------   ----------------

Commitments and contingencies (notes 6, 9 and 15)

Shareholder's equity (notes 3, 4, 5, 12 and 13):
   Capital shares, $1 par value.  Authorized 5,000,000 shares, issued and
      outstanding 3,814,779 shares                                                                3,815               3,815
   Additional paid-in capital                                                                   527,874             657,118
   Retained earnings                                                                          1,432,593           1,583,275
   Unrealized gains on securities available-for-sale, net                                       173,592             384,304
                                                                                        -----------------   ----------------
                                                                                              2,137,874           2,628,512
                                                                                        -----------------   ----------------
                                                                                            $47,766,246          38,507,633
                                                                                        =================   ================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        Consolidated Statements of Income

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                   1996            1995            1994
                                                                              ---------------  --------------  -------------
Revenues (note 16):
   Investment product and universal life insurance product policy charges       $   400,902        286,534         217,245
   Traditional life insurance premiums                                              198,642        199,106         176,658
   Net investment income (note 5)                                                 1,357,759      1,294,033       1,210,811
   Realized losses on investments  (note 5)                                            (326)        (1,724)        (16,527)
   Other income                                                                      35,861         20,702          11,312
                                                                              ---------------  --------------  -------------
                                                                                  1,992,838      1,798,651       1,599,499
                                                                              ---------------  --------------  -------------
Benefits and expenses:
   Benefits and claims                                                            1,160,580      1,115,493         992,667
   Provision for policyholders' dividends on participating policies (note 12)        40,973         39,937          38,754
   Amortization of deferred policy acquisition costs                                133,394         82,695          85,568
   Other operating expenses (note 13)                                               342,394        272,954         240,652
                                                                              ---------------  --------------  -------------
                                                                                  1,677,341      1,511,079       1,357,641
                                                                              ---------------  --------------  -------------
      Income from continuing operations before federal income tax expense           315,497        287,572         241,858
                                                                              ---------------  --------------  -------------

Federal income tax expense (benefit) (note 7):
   Current                                                                          116,512         88,700          73,559
   Deferred                                                                          (5,623)        11,108           5,030
                                                                              ---------------  --------------  -------------
                                                                                    110,889         99,808          78,589
                                                                              ---------------  --------------  -------------
      Income from continuing operations                                             204,608        187,764         163,269

Income from discontinued operations (less federal income tax expense of
   $4,453, $7,446 and $10,915 in 1996, 1995 and 1994, respectively) (note 2)         11,324         24,714          20,459
                                                                              ---------------  --------------  -------------

      Net income                                                                $   215,932        212,478         183,728
                                                                              ===============  ==============  =============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                             Unrealized
                                                                                           gains (losses)
                                                             Additional                    on securities        Total
                                                 Capital      paid-in        Retained      available-for-   shareholder's
                                                  shares      capital        earnings        sale, net          equity
                                                ----------- ------------- --------------- ----------------- ---------------
1994:
   Balance, beginning of year                       $3,815      406,089       1,194,519             6,745       1,611,168
   Capital contribution                                  -      200,000               -                 -         200,000
   Net income                                            -            -         183,728                 -         183,728
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 4)                           -            -               -           212,553         212,553
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (338,971)       (338,971)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      606,089       1,378,247          (119,673)      1,868,478
                                                =========== ============= =============== ================= ===============

1995:
   Balance, beginning of year                        3,815      606,089       1,378,247          (119,673)      1,868,478
   Capital contribution (note 13)                        -       51,029               -            (4,111)         46,918
   Dividends to shareholder                              -            -          (7,450)                -          (7,450)
   Net income                                            -            -         212,478                 -         212,478
   Unrealized gains on securities available-
      for-sale, net                                      -            -               -           508,088         508,088
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      657,118       1,583,275           384,304       2,628,512
                                                =========== ============= =============== ================= ===============

1996:
   Balance, beginning of year                        3,815      657,118       1,583,275           384,304       2,628,512
   Capital contribution (note 13)                        -           25               5                 -              30
   Dividends to shareholder                              -     (129,269)       (366,619)          (39,819)       (535,707)
   Net income                                            -            -         215,932                 -         215,932
   Unrealized losses on securities available-
      for-sale, net                                      -            -               -          (170,893)       (170,893)
                                                ----------- ------------- --------------- ----------------- ---------------
   Balance, end of year                             $3,815      527,874       1,432,593           173,592       2,137,874
                                                =========== ============= =============== ================= ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                                       1996            1995            1994
                                                                                 ---------------- --------------- ---------------
  Cash flows from operating activities:
     Net income                                                                    $    215,932        212,478         183,728
     Adjustments to reconcile net income to net cash provided by operating activities:
           Capitalization of deferred policy acquisition costs                         (422,572)      (321,327)       (242,431)
           Amortization of deferred policy acquisition costs                            133,394         82,695          85,568
           Amortization and depreciation                                                  6,962         10,234           3,603
           Realized (gains) losses on invested assets, net                                 (284)         3,250          16,094
           Deferred federal income tax expense (benefit)                                  7,603        (30,673)          9,946
           Decrease (increase) in accrued investment income                               2,781        (16,999)        (12,808)
           (Increase) decrease in other assets                                          (38,876)        39,880        (102,676)
           Increase in policy liabilities                                               305,755        135,937         118,361
           Increase in policyholders' dividend accumulations                             13,374         12,639          15,298
           (Decrease) increase in accrued federal income tax payable                     (5,131)        30,836          (5,714)
           Increase in other liabilities                                                188,900         26,851             506
           Other, net                                                                   (61,679)         1,832         (29,595)
                                                                                 ---------------  --------------- ---------------
              Net cash provided by operating activities                                 346,159        187,633          39,880
                                                                                 ---------------- --------------- ---------------

  Cash flows from investing activities:
     Proceeds from maturity of securities available-for-sale                          1,162,766        634,553         544,843
     Proceeds from sale of securities available-for-sale                                299,558        107,345         228,308
     Proceeds from maturity of fixed maturity securities held-to-maturity                     -        564,450         491,862
     Proceeds from repayments of mortgage loans on real estate                          309,050        207,832         190,574
     Proceeds from sale of real estate                                                   18,519         48,331          46,713
     Proceeds from repayments of policy loans and sale of other invested assets          22,795         53,587         120,506
     Cost of securities available-for-sale acquired                                  (1,573,640)    (1,942,413)     (1,816,370)
     Cost of fixed maturity securities held-to-maturity acquired                              -       (593,636)       (410,379)
     Cost of mortgage loans on real estate acquired                                    (972,776)      (796,026)       (471,570)
     Cost of real estate acquired                                                        (7,862)       (10,928)         (6,385)
     Policy loans issued and other invested assets acquired                             (57,740)       (75,910)        (65,302)
     Short-term investments, net                                                         28,003         77,837         (89,376)
     Purchase of affiliate (note 13)                                                          -              -        (155,000)
                                                                                ---------------- --------------- ---------------
              Net cash used in investing activities                                    (771,327)    (1,724,978)     (1,391,576)
                                                                                ---------------- --------------- ---------------

  Cash flows from financing activities:
     Proceeds from capital contributions                                                     30              -         200,000
     Dividends paid to shareholder                                                      (50,000)        (7,450)              -
     Increase in investment product and universal life insurance
        product account balances                                                      2,293,933      2,809,385       3,547,976
     Decrease in investment product and universal life insurance
        product account balances                                                     (1,784,466)    (1,258,758)     (2,412,595)
                                                                                ---------------- --------------- --------------
              Net cash provided by financing activities                                 459,497      1,543,177       1,335,381
                                                                                ---------------- --------------- --------------

  Net increase (decrease) in cash                                                        34,329          5,832         (16,315)

                                                                                 ---------------- --------------- ---------------
  Cash, beginning of year                                                                 9,455          3,623          19,938
                                                                                 ---------------- --------------- ---------------
  Cash, end of year                                                               $      43,784          9,455           3,623
                                                                                 ================ =============== ===============


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 1996, 1995 and 1994
                                ($000's omitted)

(1)      Organization and Description of Business
         ----------------------------------------

         Nationwide Life Insurance Company (NLIC) is a wholly owned subsidiary of Nationwide Corporation (Nationwide Corp.). Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Employers Life Insurance Company of Wausau and subsidiaries (ELICW), National Casualty Company (NCC), West Coast Life Insurance Company (WCLIC), Nationwide Advisory Services, Inc. (formerly Nationwide Financial Services, Inc.), Nationwide Investment Services Corporation (formerly PEBSCO Securities Corporation) (NISC) and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         Nationwide Corp. formed Nationwide Financial Services, Inc. (NFS) in November 1996 as a holding company for NLIC and the other companies of the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On January 27, 1997, Nationwide Corp. contributed to NFS the common stock of NLIC and three marketing and distribution companies. NFS is planning an initial public offering of its Class A common stock during the first quarter of 1997.

         In anticipation of the restructuring described above, on September 24, 1996, NLIC's Board of Directors declared a dividend payable January 1, 1997 to Nationwide Corp. consisting of the outstanding shares of common stock of certain subsidiaries (ELICW, NCC and WCLIC) that do not offer or distribute long-term savings and retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and another affiliate effective January 1, 1996. These subsidiaries and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 2 and 13.

         In addition, as part of the restructuring described above, NLIC intends to make an $850,000 distribution to NFS which will then make an equivalent distribution to Nationwide Corp.

         The Company is a leading provider of long-term savings and retirement products to retail and institutional customers and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

              LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

              CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)      Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. to NFS of the outstanding common stock of NLIC and other companies, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend to Nationwide Corp. consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company that serves as a fronting company for a property and casualty subsidiary of Nationwide Mutual Insurance Company (NMIC), an affiliate. NCC maintains its offices in Scottsdale, Arizona. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of these subsidiaries.

         A summary of the combined results of operations, including the results of the accident and health and group life insurance business ELICW assumed from NLIC in 1996, and assets and liabilities of ELICW, NCC and WCLIC as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                          $   668,870       422,149        84,226
               Net income                                                             11,324        26,456        11,753
               Assets, consisting primarily of investments                         3,029,293     2,967,326     2,537,692
               Liabilities, consisting primarily of policy benefits and claims     2,543,586     2,460,649     2,179,263

         During 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 13 for a complete discussion of the reinsurance agreements. NLIC has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies and will cease writing any new business prior to December 31, 1997. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. NLIC did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of NLIC.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         A summary of the results of operations, net of amounts ceded to ELICW and NMIC in 1996, and assets and liabilities of NLIC's accident and health and group life insurance business as of and for the years ended December 31, 1996, 1995 and 1994 is as follows:

                                                                                    1996           1995          1994
                                                                                ------------   -----------   -----------

               Revenues                                                             $      -       354,788       362,476
               Net income (loss)                                                           -        (1,742)        8,706
               Assets, consisting primarily of investments                           259,185       239,426       234,082
               Liabilities, consisting primarily of policy benefits and claims       259,185       239,426       234,082

(3)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and its insurance subsidiaries, filed with the department of insurance of each insurance company's state of domicile, are prepared on the basis of accounting practices prescribed or permitted by each department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in Subsidiaries Classified as Discontinued Operations" in the accompanying consolidated balance sheets and "Income for Discontinued Operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1996 or 1995.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  Revenues and Benefits
              ---------------------

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities, annuities without life contingencies and guaranteed investment contracts. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

              ACCIDENT AND HEALTH INSURANCE PRODUCTS: Accident and health insurance premiums are recognized as revenue over the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred. All accident and health insurance business is accounted for as discontinued operations. See note 2.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 3(b).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (e)  Separate Accounts
              -----------------

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 6.

              Future policy benefits and claims for collectively renewable long-term disability policies and group long-term disability policies are the present value of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. The impact of reserve discounting is not material. Future policy benefits and claims on other group health insurance policies are not discounted. All health insurance business is accounted for as discontinued operations. See note 2.

         (g)  Participating Business
              ----------------------

              Participating business represents approximately 52% in 1996 (54% in 1995 and 55% in 1994) of the Company's life insurance in force, 78% in 1996 (79% in 1995 and 79% in 1994) of the number of life insurance policies in force, and 40% in 1996 (47% in 1995 and 51% in 1994) of life insurance premiums. The provision for policyholder dividends is based on current dividend scales. Future dividends are provided for ratably in future policy benefits based on dividend scales in effect at the time the policies were issued.

         (h)  Federal Income Tax
              ------------------

              The Company, with the exception of ELICW, files a consolidated federal income tax return with NMIC, the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed. Through 1994, ELICW filed a consolidated federal income tax return with Employers Insurance of Wausau A Mutual Company, an affiliate. Beginning in 1995, ELICW files a separate federal income tax return.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 2 and 13.

         (j)  Reclassification
              ----------------

              Certain items in the 1995 and 1994 consolidated financial statements have been reclassified to conform to the 1996 presentation.


(4)      Change in Accounting Principle
         ------------------------------

         Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 115 - ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $6,299,665 and $6,721,714, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994 has been recorded as a direct credit to shareholder's equity as follows:

             Excess of fair value over amortized cost of fixed maturity
                securities available-for-sale                                         $ 422,049
             Adjustment to deferred policy acquisition costs                            (95,044)
             Deferred federal income tax                                               (114,452)
                                                                                    --------------
                                                                                      $ 212,553
                                                                                    ==============


(5)      Investments
         -----------

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1996:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                  ------------    ----------    -----------    -----------
             1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   275,696         4,795        (1,340)        279,151
                 Obligations of states and political subdivisions        6,242           450            (2)          6,690
                 Debt securities issued by foreign governments         100,656         2,141          (857)        101,940
                 Corporate securities                                7,999,310       285,946       (33,686)      8,251,570
                 Mortgage-backed securities                          3,588,974        91,438       (15,124)      3,665,288
                                                                   ------------    ----------   ------------   ------------
                     Total fixed maturity securities                11,970,878       384,770       (51,009)     12,304,639
               Equity securities                                        43,890        15,571          (330)         59,131
                                                                   ------------    ----------   ------------   ------------
                                                                   $12,014,768       400,341       (51,339)     12,363,770
                                                                   ============    ==========   ============   ============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1995:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
                                                                      cost           gains        losses       fair value
                                                                   ------------    ----------   -----------  ---------------
             1995:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of
                   U.S. government corporations and agencies       $   310,186        12,764           (1)         322,949
                 Obligations of states and political subdivisions        8,655         1,205           (1)           9,859
                 Debt securities issued by foreign governments         101,414         4,387          (66)         105,735
                 Corporate securities                                7,888,440       473,681      (25,742)       8,336,379
                 Mortgage-backed securities                          3,553,861       165,169       (8,388)       3,710,642
                                                                   ------------    ----------   -----------  ---------------
                     Total fixed maturity securities                11,862,556       657,206      (34,198)      12,485,564
               Equity securities                                        23,617         6,382          (46)          29,953
                                                                   ------------    ----------   -----------  ---------------
                                                                   $11,886,173       663,588      (34,244)      12,515,517
                                                                   ============    ==========   ===========  ===============


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
                                                                                      cost          fair value
                                                                                ---------------   --------------

             Fixed maturity securities available-for-sale:
                Due in one year or less                                         $     440,235          444,214
                Due after one year through five years                               3,937,010        4,053,152
                Due after five years through ten years                              2,809,813        2,871,806
                Due after ten years                                                 1,194,846        1,270,179
                                                                                ---------------   --------------
                                                                                    8,381,904        8,639,351

             Mortgage-backed securities                                             3,588,974        3,665,288
                                                                                ---------------   --------------
                                                                                  $11,970,878       12,304,639
                                                                                ===============   ==============


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                                   1996            1995
                                                                              ---------------  --------------

             Gross unrealized gains                                               $349,002         629,344
             Adjustment to deferred policy acquisition costs                       (81,939)       (138,914)
             Deferred federal income tax                                           (93,471)       (171,649)
                                                                              ---------------  --------------
                                                                                   173,592         318,781

             Unrealized gains on securities available-for-sale, net, of
                subsidiaries classified as discontinued operations (note 2)              -          65,523
                                                                              ---------------  --------------
                                                                                  $173,592         384,304
                                                                              ===============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                                          1996             1995            1994
                                                                     ---------------   -------------  --------------
             Securities available-for-sale:
                Fixed maturity securities                               $(289,247)         876,332       (675,373)
                Equity securities                                           8,905              (26)        (1,927)
             Fixed maturity securities held-to-maturity                         -           75,626       (398,183)
                                                                     ---------------   -------------  --------------
                                                                        $(280,342)         951,932     (1,075,483)
                                                                     ===============   =============  ==============

         Proceeds from the sale of securities available-for-sale during 1996, 1995 and 1994 were $299,558, $107,345 and $228,308, respectively.
         During 1996, gross gains of $6,606 ($4,838 and $3,045 in 1995 and 1994, respectively) and gross losses of $6,925 ($2,147 and $21,280 in 1995 and 1994, respectively) were realized on those sales.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25,429 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3,535.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995 the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3,320,093, resulting in a gross unrealized gain of $155,940.

         Investments that were non-income producing for the twelve month period preceding December 31, 1996 amounted to $26,805 ($27,712 in 1995) and consisted of $248 ($6,982 in 1995) in fixed maturity securities, $20,633 ($14,740 in 1995) in real estate and $5,924 ($5,990 in 1995) in other long-term investments.

         Real estate is presented at cost less accumulated depreciation of $30,338 as of December 31, 1996 ($30,482 as of December 31, 1995) and
         valuation allowances of $15,219 as of December 31, 1996 ($25,819 as of December 31, 1995).

         The recorded investment of mortgage loans on real estate considered to be impaired (under SFAS NO. 114 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN as amended by SFAS NO. 118 - ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN-INCOME RECOGNITION AND DISCLOSURE) as of December 31, 1996 was $51,765 ($44,409 as of December 31, 1995),
         which includes $41,663 ($23,975 as of December 31, 1995) of impaired mortgage loans on real estate for which the related valuation allowance was $8,485 ($5,276 as of December 31, 1995) and $10,102 ($20,434 as of
         December 31, 1995) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1996, the average recorded investment in impaired mortgage loans on real estate was approximately $39,674 ($22,181 in 1995) and interest income recognized on those loans was $2,103 ($387 in 1995), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                                                   1996           1995
                                                                               -------------  --------------

             Allowance, beginning of year                                          $49,128         46,381
                  Additions charged to operations                                    4,497          7,433
                  Direct write-downs charged against the allowance                  (2,587)        (4,686)
                                                                               -------------  -------------
             Allowance, end of year                                                $51,038         49,128
                                                                               =============  ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         An analysis of investment income by investment type follows for the years ended December 31:

                                                                          1996             1995           1994
                                                                     ---------------   -------------  ------------
             Gross investment income:
                 Securities available-for-sale:
                   Fixed maturity securities                          $   917,135          685,787        647,927
                   Equity securities                                        1,291            1,330            509
                 Fixed maturity securities held-to-maturity                     -          201,808        185,938
                 Mortgage loans on real estate                            432,815          395,478        372,734
                 Real estate                                               44,332           38,344         40,170
                 Short-term investments                                     4,155           10,576          6,141
                 Other                                                      3,998            7,239          2,121
                                                                     ---------------   -------------  --------------
                       Total investment income                          1,403,726        1,340,562      1,255,540
             Less investment expenses                                      45,967           46,529         44,729
                                                                     ---------------   -------------  ---------------
                       Net investment income                           $1,357,759        1,294,033      1,210,811
                                                                     ===============   =============  ==============

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                        1996          1995          1994
                                                                     ------------  ------------  ------------
             Securities available-for-sale:
                Fixed maturity securities                              $(3,462)        4,213        (7,296)
                Equity securities                                        3,143         3,386         1,422
             Mortgage loans on real estate                              (4,115)       (7,091)      (20,446)
             Real estate and other                                       4,108        (2,232)        9,793
                                                                     ------------  ------------  ------------
                                                                      $   (326)       (1,724)      (16,527)
                                                                     ============  ============  ============

         Fixed maturity securities with an amortized cost of $6,161 and $5,592 as of December 31, 1996 and 1995, respectively, were on deposit with various regulatory agencies as required by law.

(6)      Future Policy Benefits and Claims
         ---------------------------------

         The liability for future policy benefits for investment contracts represents approximately 87% and 87% of the total liability for future policy benefits as of December 31, 1996 and 1995, respectively. The average interest rate credited on investment product policies was approximately 6.3%, 6.6% and 6.5% for the years ended December 31, 1996, 1995 and 1994, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              Interest rates:  Interest rates vary as follows:
              --------------

                   Year of issue                Interest rates
                   -----------------   ----------------------------------------

                   1996                6.6%, not graded
                   1984-1995           6.0% to 10.5%, not graded
                   1966-1983           6.0% to 8.1%, graded over 20 years to 4.0% to 6.6%
                   1965 and prior      generally lower than post 1965 issues

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $240,451 and $245,255 as of December 31, 1996 and 1995, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 13. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.

(7)      Federal Income Tax
         -------------------

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1996 and 1995 are as follows:

                                                                              1996               1995
                                                                        -----------------   ---------------
             Deferred tax assets:
                Future policy benefits                                        $175,571            149,192
                Liabilities in Separate Accounts                               188,426            129,120
                Mortgage loans on real estate and real estate                   23,366             25,165
                Other policyholder funds                                         7,407              7,424
                Other assets and other liabilities                              53,757             41,847
                                                                        -----------------   ---------------
                  Total gross deferred tax assets                              448,527            352,748
                  Less valuation allowances                                     (7,000)            (7,000)
                                                                        -----------------   ---------------
                  Net deferred tax assets                                      441,527            345,748
                                                                        =================   ===============

             Deferred tax liabilities:
                Deferred policy acquisition costs                              399,345            299,579
                Fixed maturity securities                                      133,210            227,345
                Deferred tax on realized investment gains                       37,597             40,634
                Equity securities and other long-term investments                8,210              3,780
                Other                                                           25,377             21,037
                                                                        -----------------   ---------------
                  Total gross deferred tax liabilities                         603,739            592,375
                                                                        -----------------   ---------------
                                                                              $162,212            246,627
                                                                        =================   ===============

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1996, 1995 and 1994.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Total federal income tax expense for the years ended December 31, 1996, 1995 and 1994 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                                1996                    1995                    1994
                                                   ----------------------   ----------------------   ----------------------
                                                      Amount        %          Amount        %          Amount        %
                                                   ----------------------   ----------------------   ----------------------

             Computed (expected) tax expense          $110,424     35.0        $100,650     35.0         $84,650     35.0
             Tax exempt interest and dividends
                received deduction                        (212)    (0.1)            (18)    (0.0)           (130)    (0.1)
             Other, net                                    677      0.3            (824)    (0.3)         (5,931)    (2.5)
                                                   ------------  --------   ------------- --------   ------------- --------
               Total (effective rate of each year)    $110,889     35.2       $  99,808     34.7         $78,589     32.5
                                                   ============  ========   ============= ========   ============= ========

         Total federal income tax paid was $115,839, $51,840 and $83,239 during the years ended December 31, 1996, 1995 and 1994, respectively.


 (8)     Disclosures about Fair Value of Financial Instruments
         -----------------------------------------------------

         SFAS NO. 107 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              FIXED MATURITY AND EQUITY SECURITIES: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

              MORTGAGE LOANS ON REAL ESTATE: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              INVESTMENT CONTRACTS: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              POLICYHOLDERS' DIVIDEND ACCUMULATIONS AND OTHER POLICYHOLDER
              FUNDS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

           Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follows as of December 31, 1996 and 1995:

                                                                           1996                            1995
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
                                                                 amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------
               Assets
               ------
               Investments:
                  Securities available-for-sale:
                     Fixed maturity securities                 $12,304,639     12,304,639        12,485,564      12,485,564
                     Equity securities                              59,131         59,131            29,953          29,953
                  Mortgage loans on real estate, net             5,272,119      5,397,865         4,602,764       4,961,655
                  Policy loans                                     371,816        371,816           336,356         336,356
                  Short-term investments                             4,789          4,789            32,792          32,792
               Cash                                                 43,784         43,784             9,455           9,455
               Assets held in Separate Accounts                 26,926,702     26,926,702        18,591,108      18,591,108

               Liabilities
               -----------
               Investment contracts                             13,914,441     13,484,526        13,229,360      12,876,798
               Policy reserves on life insurance contracts       2,971,337      2,775,991         2,836,323       2,733,486
               Policyholders' dividend accumulations               361,401        361,401           348,027         348,027
               Other policyholder funds                             60,073         60,073            65,297          65,297
               Liabilities related to Separate Accounts         26,926,702     26,164,213        18,591,108      18,052,362

(9)      Additional Financial Instruments Disclosures
         --------------------------------------------

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $327,456 extending into 1997 were outstanding as of December 31, 1996.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 21% (20% in 1995) in any geographic area and no more than 2% (2% in 1995) with any one borrower as of December 31, 1996.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1996 and 1995. See note 6.

         The summary below depicts loans by remaining principal balance as of December 31, 1996 and 1995:

                                                                                             Apartment
                                                Office       Warehouse         Retail         & other           Total
                                              ------------  -------------   -------------   -------------   --------------
               1996:
                 East North Central             $139,518        119,069         549,064         215,038        1,022,689
                 East South Central               33,267         22,252         172,968          90,623          319,110
                 Mountain                         17,972         43,027         113,292          73,390          247,681
                 Middle Atlantic                 129,077         54,046         160,833          18,498          362,454
                 New England                      33,348         43,581         161,960               -          238,889
                 Pacific                         202,562        325,046         424,295         110,108        1,062,011
                 South Atlantic                  103,889        134,492         482,934         385,185        1,106,500
                 West North Central              126,467          2,441          75,180          40,529          244,617
                 West South Central              104,877        120,314         197,090         304,256          726,537
                                              -------------   -------------   -------------   --------------  ------------
                                                $890,977        864,268       2,337,616       1,237,627        5,330,488
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            58,369
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $5,272,119
                                                                                                            ==============


               1995:
                 East North Central             $138,965        101,925         514,995         175,213          931,098
                 East South Central               21,329         13,053         180,858          82,383          297,623
                 Mountain                              -         17,219         138,220          45,274          200,713
                 Middle Atlantic                 116,187         64,813         158,252          10,793          350,045
                 New England                       9,559         39,525         148,449               1          197,534
                 Pacific                         183,206        233,186         374,915         105,419          896,726
                 South Atlantic                  106,246         73,541         446,800         278,265          904,852
                 West North Central              133,899         14,205          78,065          36,651          262,820
                 West South Central               69,140         92,594         190,299         267,268          619,301
                                              ------------  ------------    -------------   -------------   --------------
                                                $778,531        650,061       2,230,853       1,001,267        4,660,712
                                              ============  =============   =============   =============
                    Less valuation allowances and unamortized discount                                            57,948
                                                                                                            --------------
                         Total mortgage loans on real estate, net                                             $4,602,764
                                                                                                            ==============

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10)     Pension Plan
         ------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1996, 1995 and 1994 were $7,381, $10,478 and
         $10,063, respectively.

         The Company's net accrued pension expense as of December 31, 1996 and 1995 was $1,075 and $1,392, respectively.

         The net periodic pension cost for the Nationwide Insurance Enterprise Retirement Plan as a whole for the year ended December 31, 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995 and 1994 follows:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Service cost (benefits earned during the period)       $   75,466           64,524            64,740
              Interest cost on projected benefit obligation             105,511           95,283            73,951
              Actual return on plan assets                             (210,583)        (249,294)          (21,495)
              Net amortization and deferral                             101,795          143,353           (62,150)
                                                                   ---------------  ---------------   ---------------
                                                                     $   72,189           53,866            55,046
                                                                   ===============  ===============   ===============


         Basis for measurements, net periodic pension cost:

                                                                        1996             1995              1994
                                                                   ---------------  ---------------   ---------------

              Weighted average discount rate                           6.00%            7.50%             5.75%
              Rate of increase in future compensation levels           4.25%            6.25%             4.50%
              Expected long-term rate of return on plan assets         6.75%            8.75%             7.00%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                1996              1995
                                                                           ---------------   ---------------
              Accumulated benefit obligation:
                 Vested                                                      $1,338,554         1,236,730
                 Nonvested                                                       11,149            26,503
                                                                           ---------------   ---------------
                                                                             $1,349,703         1,263,233
                                                                           ===============   ===============

              Net accrued pension expense:
                 Projected benefit obligation for services rendered to
                    date                                                     $1,847,828         1,780,616
                 Plan assets at fair value                                    1,947,933         1,738,004
                                                                           ---------------   ---------------
                    Plan assets in excess of (less than) projected benefit
                       obligation                                               100,105           (42,612)
                 Unrecognized prior service cost                                 37,870            42,845
                 Unrecognized net gains                                        (201,952)          (63,130)
                 Unrecognized net asset at transition                            37,158            41,305
                                                                           ---------------   ---------------
                                                                            $   (26,819)          (21,592)
                                                                           ===============   ===============

         Basis for measurements, funded status of plan:

                                                                                1996              1995
                                                                           ---------------   ---------------

              Weighted average discount rate                                   6.50%             6.00%
              Rate of increase in future compensation levels                   4.75%             4.25%

         Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and ELICW.

(11)     Postretirement Benefits Other Than Pensions
         -------------------------------------------

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation; however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1996 and 1995 was $34,884 and $33,537, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1996, 1995 and 1994 was $3,286, $3,132 and $4,284, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The amount of NPPBC for the plan as a whole for the years ended December 31, 1996, 1995 and 1994 was as follows:

                                                                                        1996          1995          1994
                                                                                     -----------   -----------   -----------

             Service cost (benefits attributed to employee service during the year)   $  6,541         6,235         8,586
             Interest cost on accumulated postretirement benefit obligation             13,679        14,151        14,011
             Actual return on plan assets                                               (4,348)       (2,657)       (1,622)
             Amortization of unrecognized transition obligation of affiliates              173         2,966           568
             Net amortization and deferral                                               1,830        (1,619)        1,622
                                                                                     -----------   -----------   -----------
                                                                                       $17,875        19,076        23,165
                                                                                     ===========   ===========   ===========

         Information regarding the funded status of the plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                             1996              1995
                                                                                        ---------------   ---------------
             Accrued postretirement benefit expense:
                Retirees                                                                  $   92,954            88,680
                Fully eligible, active plan participants                                      23,749            28,793
                Other active plan participants                                                83,986            90,375
                                                                                        ---------------   ---------------
                   Accumulated postretirement benefit obligation (APBO)                      200,689           207,848
                Plan assets at fair value                                                     63,044            54,325
                                                                                        ---------------   ---------------
                   Plan assets less than accumulated postretirement benefit obligation      (137,645)         (153,523)
                Unrecognized transition obligation of affiliates                               1,654             1,827
                Unrecognized net gains                                                       (23,225)           (1,038)
                                                                                        ---------------   ---------------
                                                                                           $(159,216)         (152,734)
                                                                                        ===============   ===============

         Actuarial assumptions used for the measurement of the APBO as of December 31, 1996 and 1995 and the NPPBC for 1996, 1995 and 1994 were as follows:

                                                      1996          1996         1995         1995         1994
                                                      APBO         NPPBC         APBO        NPPBC         NPPBC
                                                   ------------  -----------  -----------  -----------  ------------

             Discount rate                            7.25%         6.65%        6.75%        8.00%        7.00%
             Long-term rate of return on plan
                 assets, net of tax                     -           4.80%         -           8.00%         N/A
             Assumed health care cost trend rate:
                 Initial rate                        11.00%        11.00%       11.00%       10.00%       12.00%
                 Ultimate rate                        6.00%         6.00%        6.00%        6.00%        6.00%
                 Uniform declining period           12 Years      12 Years     12 Years     12 Years     12 Years


         The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1996 by $701 and the NPPBC for the year ended December 31, 1996 by $83.

(12) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions
         ---------------------------------------------------------------------

         Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and each of its insurance company subsidiaries exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         The statutory capital shares and surplus of NLIC as of December 31, 1996, 1995 and 1994 was $1,000,647, $1,363,031 and $1,262,861,
         respectively. The statutory net income of NLIC for the years ended December 31, 1996, 1995 and 1994 was $73,218, $86,529 and $76,532,
         respectively.

         NLIC is limited in the amount of shareholder dividends it may pay without prior approval by the Department of Insurance of the State of Ohio (the Department). NLIC's dividend of the outstanding shares of common stock of certain companies which was declared on September 24, 1996 and the anticipated $850,000 dividend (as discussed in note 1) are deemed extraordinary under Ohio insurance laws. As a result of such dividends, any dividend paid by NLIC during the 12-month period immediately following the $850,000 dividend would also be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its stockholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

(13)     Transactions With Affiliates
         ----------------------------

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1996, 1995 and 1994, the Company made lease payments to NMIC and its subsidiaries of $9,065, $8,986 and $8,133, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $101,584, $107,112, and $100,601 in 1996,
         1995 and 1994, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the intercompany agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $15,111 and $1,186 as of December 31, 1996 and 1995, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1996 and 1995 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

         Intercompany reinsurance contracts exist between NLIC and, respectively NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to NLIC's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of NLIC's agreements, the investment risk associated with changes in interest rates is borne by NMIC or ELICW, as the case may be. Risk of asset default is retained by NLIC, although a fee is paid by NMIC or ELICW, as the case may be, to NLIC for the NLIC's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. NLIC believes that the terms of the modified coinsurance agreements are consistent in all material respects with what NLIC could have obtained with unaffiliated parties.

         Amounts ceded to ELICW in 1996 are included in ELICW's results of operations for 1996 which, combined with the results of WCLIC and NCC, are summarized in note 2. Amounts ceded to ELICW in 1996 include premiums of $224,224, net investment income and other revenue of $14,833, and benefits, claims and other expenses of $246,641. Amounts ceded to NMIC in 1996 include premiums of $97,331, net investment income of $10,890, and benefits, claims and other expenses of $100,476.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $4,789 and $9,654 as of December 31, 1996 and 1995, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On April, 5 1996, Nationwide Corp. contributed all of the outstanding shares, with shareholder equity value of $30, of NISC to NLIC. NLIC contributed an additional $500 to NISC on August 30, 1996.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46,918. As discussed in note 2, WCLIC is accounted for as discontinued operations.

         Effective December 31, 1994, NLIC purchased all of the outstanding shares of common stock of ELICW from Wausau Service Corporation (WSC) for $155,000. NLIC transferred fixed maturity securities and cash with a fair value of $155,000 to WSC on December 28, 1994, which resulted in a realized loss of $19,239 on the disposition of the securities. The purchase price approximated both the historical cost basis and fair value of net assets of ELICW. ELICW has and will continue to share home office, other facilities, equipment and common management and administrative services with WSC. As discussed in note 2, ELICW is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies which are also subsidiaries of Nationwide Corp. Total commissions and fees paid to these affiliates for the years ended December 31, 1996, 1995 and 1994 were $76,922, $57,280 and $50,168, respectively.

(14)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, established a $600,000 revolving credit facility which provides for a $600,000 loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(15)     Contingencies
         -------------

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(16)     Segment Information
         -------------------

         The Company has three primary segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses, investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         During 1996, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

         The following table summarizes the revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1996, 1995 and 1994 and assets as of December 31, 1996, 1995 and 1994, by business segment.

                                                                              1996              1995              1994
                                                                        -----------------  ---------------   ---------------
              Revenues:
                   Variable Annuities                                      $    284,638          189,071           132,687
                   Fixed Annuities                                            1,092,566        1,051,970           939,868
                   Life Insurance                                               435,657          409,135           383,150
                   Corporate and Other                                          179,977          148,475           143,794
                                                                        -----------------  ---------------   ---------------
                                                                           $  1,992,838        1,798,651         1,599,499
                                                                        =================  ===============   ===============

              Income from continuing operations before federal income tax expense:
                   Variable Annuities                                            90,244           50,837            24,574
                   Fixed Annuities                                              135,405          137,000           138,950
                   Life Insurance                                                67,242           67,590            53,046
                   Corporate and Other                                           22,606           32,145            25,288
                                                                        -----------------  ---------------   ---------------
                                                                          $     315,497          287,572           241,858
                                                                        =================  ===============   ===============

              Assets:

                   Variable Annuities                                        25,069,725       17,333,039        11,146,465
                   Fixed Annuities                                           13,994,715       13,250,359        11,668,973
                   Life Insurance                                             3,353,286        3,027,420         2,752,283
                   Corporate and Other                                        5,348,520        4,896,815         3,678,303
                                                                        -----------------  ---------------   ---------------
                                                                            $47,766,246       38,507,633        29,246,024
                                                                        =================  ===============   ===============

                          PART II - OTHER INFORMATION
                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 7 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 97 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


1.   Power of Attorney dated April 2, 1997.                     Attached hereto.

2.   Resolution of the Depositor's Board of Directors           Included with the Registration  Statement on Form N-8B-2 for the
     authorizing the establishment of the Registrant,           Nationwide  VLI  Separate  Account-2  (File No.  811-5311),  and
     adopted                                                    hereby incorporated herein by reference.

3.   Distribution Contracts                                     Included with the Registration  Statement on Form N-8B-2 for the
                                                                Nationwide  VLI  Separate  Account-2  (File No.  811-5311),  and
                                                                hereby incorporated herein by reference.

4.   Form of Security                                           Included with Pre-Effective Amendment No. 1 and hereby
                                                                incorporated herein by reference.

5.   Articles of Incorporation of Depositor                     Included with the Registration  Statement on Form N-8B-2 for the
                                                                Nationwide VLI Separate Account-2 (File No. 811-5311),  and
                                                                hereby incorporated herein by reference.

6.   Application form of Security                               Included with Pre-Effective Amendment No. 1 and hereby
                                                                incorporated herein by reference.

7.   Opinion of Counsel                                         Included with Pre-Effective Amendment No. 1 and hereby
                                                                incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) That the fees and charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              ACCOUNTANTS' CONSENT

The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide VLI Separate Account-2:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio

April 24, 1997

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-2, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 7 and has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 24th day of April, 1997.


                                            NATIONWIDE VLI SEPARATE ACCOUNT-2
                                           -----------------------------------
                                                      (Registrant)

(Seal)                                      NATIONWIDE LIFE INSURANCE COMPANY
Attest:                                     ---------------------------------
                                                        (Sponsor)


/s/ W. SIDNEY DRUEN                       By: /s/ JOSEPH P. RATH
----------------------------------            ----------------------------------
W. Sidney Druen                                   Joseph P. Rath
Assistant Secretary                               Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities indicated on the 24th day of April, 1997.


                SIGNATURE                                   TITLE
/s/ LEWIS J. ALPHIN                                         Director
--------------------------------------
Lewis J. Alphin

/s/ KEITH W. ECKEL                                          Director
--------------------------------------
Keith W. Eckel

/s/ WILLARD J. ENGEL                                        Director
--------------------------------------
Willard J. Engel

/s/ FRED C. FINNEY                                          Director
--------------------------------------
Fred C. Finney

/s/ CHARLES L. FUELLGRAF, JR.                               Director
--------------------------------------
Charles L. Fuellgraf, Jr.

/s/ JOSEPH J. GASPER                                President/Chief Operating
--------------------------------------                 Officer and Director
Joseph J. Gasper

/s/ HENRY S. HOLLOWAY                                 Chairman of the Board
--------------------------------------                     and Director
Henry S. Holloway

/s/ DIMON RICHARD McFERSON                    Chairman and Chief Executive Officer
--------------------------------------     Nationwide Insurance Enterprise and Director
Dimon Richard McFerson

/s/ DAVID O. MILLER                                         Director
--------------------------------------
David O. Miller

/s/ C. RAY NOECKER                                          Director
--------------------------------------
C. Ray Noecker

/s/ ROBERT A. OAKLEY                                Executive Vice President-
--------------------------------------                 Financial Officer
Robert A. Oakley

/s/ JAMES F. PATTERSON                                      Director              By: /s/ JOSEPH P. RATH
--------------------------------------                                               ---------------------------------
James F. Patterson                                                                   Joseph P. Rath, Attorney-in-Fact

/s/ ARDEN L. SHISLER                                        Director
--------------------------------------
Arden L. Shisler

/s/ ROBERT L. STEWART                                       Director
--------------------------------------
Robert L. Stewart

/s/ NANCY C. THOMAS                                         Director
--------------------------------------
Nancy C. Thomas

/s/ HAROLD W. WEIHL                                         Director
--------------------------------------
Harold W. Weihl